                                     SIERRA
                                ASSET MANAGEMENT
                          The Diversification Solution

================================================================================
     President's Letter                                                     1
--------------------------------------------------------------------------------

     1996 Year-in-Review / 1997 Outlook                                     2
--------------------------------------------------------------------------------

     Individual Portfolio Reviews                                           7
--------------------------------------------------------------------------------

     Statements of Assets and Liabilities                                  18
--------------------------------------------------------------------------------

     Statements of Operations                                              19
--------------------------------------------------------------------------------

     Statements of Changes in Net Assets                                   20
--------------------------------------------------------------------------------

     Statements of Changes in Net Assets -
     Capital Stock Activity                                                21
--------------------------------------------------------------------------------

     Financial Highlights                                                  22
--------------------------------------------------------------------------------

     Portfolio of Investments                                              27
--------------------------------------------------------------------------------

     Notes to Financial Statements (Unaudited)                             29
--------------------------------------------------------------------------------

A MESSAGE FROM THE PRESIDENT

[PHOTO OF F. BRIAN CERINI]

Dear Shareholder:

   We are pleased to provide you with the Sierra Asset Management (SAM) Portfolios Semi-Annual Report for the six-month period ended December 31, 1996.

   The past year was an eventful one for both Sierra and the U.S. stock market. Stocks posted another record year, with both large- and small-cap stocks posting double-digit gains. From the beginning of 1995 to the end of 1996, the U.S. stock market provided investors with a cumulative total return of more than 68%, as measured by the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Throughout 1996, investors continued to invest new assets into domestic and international mutual funds. According to the Investment Company Institute (ICI), net investments into equity funds totaled $233 billion in 1996, well ahead of the previous single-year asset record of $135 billion set in 1993.

   At Sierra, the year was highlighted by our enhancement of the Sierra Asset Management (SAM) program. In our continuing efforts to increase SAM's versatility and features, we developed the Sierra Asset Management (SAM) Portfolios, an enhanced version of the original SAM Strategies. Structured as a family of mutual funds, the SAM Portfolios are easier to maintain, and offer additional benefits, such as daily price reporting and simpler year-end tax reporting. In late 1996, we successfully implemented a one-time, tax-free exchange from the SAM Strategies into the SAM Portfolios. As of December 31, 1996, there were 14,968 shareholder accounts diversified among the five SAM Portfolios, and $517 million in total assets under management. As detailed in the Individual Portfolio Reviews section of this report, each SAM Portfolio has continued to produce total returns in excess of inflation since inception, while managing potential risk at levels below that of most non-diversified, single-asset investments.

   Aside from favorable economic fundamentals, a recent driving force in the stock market has been the growing awareness among individuals of the need to build assets for retirement. In 1996, members of the 70-million strong baby boomer generation began turning 50, typically the beginning of peak earning years. Some analysts predict that the income of this group will rise by as much as 90% in coming years, which could mean an enormous surge in retirement savings for the stock market.

   The importance of personal retirement savings has also been underscored by recent tax legislation included in the Small Business Protection Act of 1996. One important change is an increase in the contributions single-earner couples can make to tax-deferred individual retirement accounts, effective with the 1997 tax year. In addition, a Federal advisory panel has recommended that the U.S. Government considers investing a portion of its Social Security revenues in the stock market to ensure the solvency of the Federal program. This could prove a boon to the stock market by funneling billions of dollars into equities.

   The Dow Jones Industrial Average's record-breaking surge past 6,000 captured public attention and most likely contributed to record inflows in 1996. Measured from its low in 1982, the current bull market has averaged a 19% return annually. This remarkable performance, however, has led to perhaps overconfident expectations of the stock market among many investors. Yet, these expectations may not take into account that since 1992, the market's 10-year returns have been among the highest in 200 years. Additionally, since 1919, there have been 47 years in which the market has fallen 10% or more from the prior year's high.(1)

   Rather than focusing on the market's current strengths or potential weaknesses, we at Sierra believe that the most effective investment approach is to diversify your assets and plan and invest for the long term. Developing a long-term investment strategy and following that strategy consistently over time are critical to achieving your financial goals in today's quickly changing environment. As markets change, it is also important to set realistic expectations and prepare for the market's normal ups and downs by diversifying your portfolio to control risk.

   The SAM Portfolios are designed to provide investors with professional ongoing investment management and active asset allocation to help manage risk and achieve specific performance objectives. Each SAM Portfolio invests in shares of various Sierra Trust Funds which hold hundreds of individual securities representing one or more asset classes. The mix of funds within your SAM Portfolio is regularly monitored and periodically adjusted to be best positioned for the current market environment.

   As you plan and invest for the long term, we encourage you to meet at least annually with your Investment Representative. Regular communications with your Investment Representative will help ensure that your portfolio remains appropriately diversified for your current situation and financial goals.

   Thank you for selecting the SAM Portfolios. We appreciate the opportunity to serve your investment needs and remain committed to providing quality investments and services for your financial future.

Sincerely,



F. Brian Cerini
President


(1)  Source: Standard & Poor's. Based on the S&P 500.

1996 YEAR-IN-REVIEW / 1997 OUTLOOK

[PHOTO OF STEPHEN C. SCOTT]

Stephen C. Scott
Portfolio Manager
Sierra Investment Services Corporation

Stephen C. Scott, Portfolio Manager

Mr. Scott received his B.A. and M.B.A. from California State University, Long Beach. He is responsible for providing economic analysis, as well as conducting investment analysis, and management for the Sierra Asset Management (SAM) Portfolios. Mr. Scott is also President and Chief Investment Officer of Sierra Investment Advisors Corporation, the investment advisor to Sierra Trust Funds, which he joined in 1988. Prior to joining Sierra, Mr. Scott was President & Chairman of his own firm, SDS Investment Advisors, after serving nine years as Senior Pension Investment Manager with the Group Pension and Investment Division of The Equitable Life Assurance Society of the United States.

   The U.S. economy continued to grow at a moderate pace in 1996, setting the stage for continued growth in corporate earnings and higher stock prices through the year. For most of 1996, it seemed as if it was "all systems go" --employment growth, income growth, high consumer confidence, political resolution, budget deficits in retreat, steady monetary policy, new records in stock prices, record earnings -- all with benign inflation.

   Despite these seemingly positive indicators, however, a dichotomy existed in the domestic economy throughout the second half of 1996. While there was evidence of growth in areas such as manufacturing and overall employment, the rate of growth was slowing, and weakness existed in areas such as consumer spending. This dichotomy incited some volatility in the financial markets, although year-end results were decidedly positive.

           [1996 RETURNS FOR MAJOR ASSET CLASSES - BAR GRAPH CHART]

                Large Co. Stocks                23.07%
                Small Co. Stocks                17.62%
                International Stocks             6.36%
                T-Bills                          5.28%
                Intermediate-Term Bonds          4.06%
                Long-Term Bonds                  0.14%

Sources: Ibbotson Associates. T-bills represent 90-day U.S. Treasury bills; Long-Term Bonds are represented by Lehman Brothers Long-Term Government and Corporate Bond Index; Intermediate-Term Bonds are represented by Lehman Brothers Intermediate-Term Government and Corporate Bond Index; Small Company Stocks are represented by Ibbotson Small Company Index; Large Company Stocks are represented by S&P 500 Composite Index; and International Stocks are represented by MSCI EAFE Index. Indexes represent unmanaged performance. T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold. This chart is not intended to represent the performance of any Sierra Trust Fund.

MARKET HIGHLIGHTS

While the past year resulted in greater price movements and greater differences among various indexes than in recent years, 1996 marked the sixth year of the U.S. stock market's current bull run. Large-capitalization stocks posted double-digit gains, with the Standard & Poor's Composite Index of 500 Stocks up 23.07%.(1)

   What's behind this year's gains in the stock market? Low inflation, moderate economic growth, and positive corporate earnings growth were favorable fundamentals. Inflation, the rising costs of goods and services as measured by the Consumer Price Index, was 3.3% in 1996, well below its 20-year average.

STOCKS POST ALL-TIME HIGHS

   Economic stability created a positive setting in the equity markets, especially for the larger capitalized companies represented by the S&P 500 and the Dow Jones Industrial Average. While both the S&P 500 and the broader based NASDAQ stock market posted at or near all-time highs in 1996, equity investors had to maintain a longer-term perspective through some volatile periods during the summer months.

   Early in the third quarter, sharp declines in small-cap stocks dropped the Russell 2000 Index more than 15% through mid-July from its June peak. The S&P 500 also fell, declining about 8% from its high on May 24. This increased volatility resulted from stronger Gross Domestic Product (GDP) growth in the first half of 1996, and sharp declines in the unemployment rate (to a low of 5.1% in August) raised concerns that the Federal Reserve would increase short-term interest rates. At the same time, several large technology companies reported lower than expected earnings. By the end of August, however, many large-cap stocks had recovered, while small-cap stocks took the remainder of 1996 to regain lost ground, never reaching previous highs.

ELECTION RESULTS

The stock market reacted positively in November to the 1996 election results, reflecting a view that the balance of power distributed among the administration and Congress will lead to a moderate course in government programs and fiscal policies. Democratic and Republican leaders alike expressed hope that a budget agreement will be reached in 1997, setting the stage for a balanced budget early in the 21st century. Market observers will be looking for constructive budget negotiations in the first half of 1997, with an agreement by the third quarter. A breakdown in negotiations similar to what occurred in 1995 and early 1996 would likely have a negative impact on both stocks and bonds.

[DOW JONES INDUSTRIAL AVERAGE 12/31/95-12/31/96 - LINE GRAPH]

A visual chart depicts performance of the Dow Jones Industrial Average from Dec. '95 to Dec. '96.

Source: Bloomberg Business News - The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally leaders in their industry and are listed on the New York Stock Exchange.

BONDS POST MIXED RESULTS

Fixed-income investors who may have hoped for a repeat of 1995, were disappointed by lower average returns on many bond investments. The U.S. fixed-income market experienced volatility in 1996, as economic growth raised concerns that price pressure (inflation) would surely follow. This resulted in higher interest rates (as rates rise, bond prices fall), with the yield on the 30-year Treasury Bond rising to a high of 7.19% in July, 1996, up from 5.95% at the end of 1995. Inflationary pressures never surfaced, and yields came down and remained in the 6.40%-6.80% range for the remainder of the year. With moderate inflation (3.3% for the year), the yield on the benchmark 30-year government bond finished at 6.64%.(2)

   The U.S. bond markets experienced higher volatility in 1996 due to uncertainty over potential rate

================================================================================
Given today's environment of low core inflation, high levels of employment and consumer confidence, and a positive outlook for U.S. export growth, the economy is well positioned for continued growth with little evidence of any widespread inflation rising dramatically over 1996 levels.
--------------------------------------------------------------------------------

(1) Source: Ibbotson Associates. Past performance does not guarantee future results. The S&P 500 is an unmanaged index representative of the U.S. stock market. Individuals cannot invest directly in any index.

(2) Source: Bloomberg Business News

================================================================================
Fueled by declining interest rates in the industrial nations, all of the major world regions are experiencing positive economic growth.
--------------------------------------------------------------------------------

adjustments by the Federal Reserve. The central bank cut short-term interest rates early in the year by 25 basis points (one-quarter of one percentage point), but then stayed on the sidelines for the remainder of the year. Long-term bonds were more negatively impacted by the uncertainty (the Lehman Brothers Long-Term Government and Corporate Bond Index posted a 0.14% return for the 12 months ended 12/31/96), while intermediate- and short-term issues fared better. Treasury bonds maturing in the five to seven year range returned 2.82% for the year and mortgage-backed issues returned 5.35% for the same time period.(3)

   [1996 STOCK MARKET PERFORMANCE IN KEY FOREIGN MARKETS - BAR GRAPH]

                        Spain           40.05%
                        Sweden          37.21%
                        Finland         33.94%
                        Hong Kong       33.08%
                        France          21.20%
                        Germany         13.58%
                        Japan          -15.50%

Source: MSCI Morgan Stanley Capital International. Currencies have been converted to U.S. dollars. Investments outside the U.S. are subject to special risks, including currency fluctuations, the volatility and potential for political uprisings in many international markets, as well as regulations and corporate responsibility to shareholders. Returns shown do not reflect any asset-based charges for management or other expenses.

CATALYSTS OF CHANGE IN THE GLOBAL ECONOMY

Fueled by declining interest rates in the industrial nations, all of the major world regions are experiencing positive economic growth. Foreign markets gained an average of 11.30% in local currency terms in 1996, as measured by Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index. However, a strengthening U.S. Dollar during the course of the year reduced those gains to 6.05% in U.S. Dollar terms.(4)

   In Europe, efforts to reduce budget deficits to meet targets set by the European Monetary Union pushed interest rates lower, supporting moderate economic growth. The Maastricht Treaty sets a 3% deficit-to-budget target ratio, and attempts to meet these targets resulted in a more stable currency environment in 1996. As the chart below shows, many European markets posted double-digit gains in U.S. Dollar terms, led by Spain (40.05%), Sweden (37.21%) and Finland (33.94%).

   Many emerging markets in Latin America and Asia also showed strong performances in 1996.

   Japan, however, has recently become an area of concern. The world's second-largest economy enjoyed stronger economic growth early in the year along with a rising stock market. As growth momentum sputtered in the second half of the year, however, the Japanese government gave notice that it would allow market forces greater freedom, through deregulation and cuts in government spending on programs supporting certain industries. This announcement, combined with a gloomy government forecast of 1.9% GDP growth for next year, sent Japanese stocks skidding some 16% from the end of November, 1996 through early January, 1997.

(3) Source: Lehman Brothers indexes. Past performance is no guarantee of future results. Government bonds are guaranteed as to principal and interest, although funds that invest in them are not.

(4) International investors are subject to higher taxation and risks including political and currency risks. Past performance is no guarantee of future results.

OUTLOOK FOR 1997

Looking ahead, we believe the economy is poised for continued growth in the 2-2.5% range, although speculation regarding the direction of the economy will likely fuel heightened volatility in the capital markets over short-term periods. We are slightly more optimistic in our corporate earnings outlook for the first half of 1997, in spite of relatively weak consumer spending. Strength in such areas as manufacturing, inventory restocking, business investment, and export growth should continue to drive the economy forward.

   Our interest rate outlook anticipates slightly higher long-term rates in the first half of the year, with the Federal Reserve poised to raise rates at the first hard evidence of price pressure stemming from stronger growth.

   The yield spread between long-term bonds and underlying inflation finished the year at 3.4% (high by historical standards). Consequently, at this stage of the economic cycle, investors are not convinced that inflation will remain contained in spite of all evidence pointing to benign price pressures. Although price inflation has not surfaced, the costs of labor and oil have risen, which adds to the concern for future inflation. A positive offset to these pressures, however, appears to be the unwillingness of consumers to pay up for goods and services, and improvements in productivity.

   Given today's environment of low core inflation, high levels of employment and consumer confidence, and a positive outlook for U.S. export growth, the economy is well positioned for continued growth with little hard evidence of the potential for widespread inflation. This scenario, combined with the current interest rate environment, should have a positive impact on both equity and fixed-income market performance, though negative volatility can be expected when prices get too far ahead of earnings.

   In summary, our 1997 outlook calls for:

   -  Continued growth with higher expectations during the first half of 1997

   -  Inflation rising over 1996, but still at a manageable level

   - The Federal Reserve's monetary policy holding steady, but with the potential for a slightly more restrictive posture should GDP growth trend much beyond 3.5%

   - International growth expanding (excluding Japan, which is still contending with long-term structural problems)

   -  Corporate profits expanding but at slower rates than 1996

   - Domestic stock prices (although highly valued) poised for another positive year, yet sensitive to slight adjustments in earnings estimates

SAM PORTFOLIOS INVESTMENT STRATEGY

Management of the SAM Portfolios involves an innovative approach that incorporates extensive fundamental and quantitative economic and capital market analysis, together with assessments of how these factors could affect the individual funds within each Portfolio. To help achieve specific performance objectives, while managing risk within each Portfolio's investment policies, we analyze each segment of the market to determine probable future performance. Additionally, we examine the interrelationships among asset classes (funds) to continuously assess risk and ensure that highly correlated classes are avoided within each Portfolio.

ALLOCATION RESULTS

   Over the last six months of 1996, asset allocations in the SAM Portfolios focused on shorter-term maturities for fixed-income investments, which helped to reduce Portfolio risk exposure to higher interest rates. Equity Portfolios, in general, were slightly overweighted toward domestic equities, with a bias toward large capitalization stocks. This helped to enhance performance, as blue chip stocks, such as those found in the Growth and Income Fund, led the market throughout the second half of the year. Conversely, smaller-company growth stocks significantly underperformed the market as a whole. This had a negative performance impact on Portfolios holding the Emerging Growth Fund and Growth Fund during the fourth quarter of 1996. Exposure to Japan was also significantly reduced in the Portfolios' international


================================================================================
Overall, the SAM Portfolios' conservative mix of global, diversified equities, greater emphasis on larger-cap stocks, and focus on short- to intermediate-term fixed-income investments worked to provide positive performance and reduce overall Portfolio risk.
--------------------------------------------------------------------------------

================================================================================
Our investment philosophy will continue to focus on diversification to reduce the risk of price volatility and overexposure to any one asset class.
--------------------------------------------------------------------------------

[SAM PORTFOLIO PERFORMANCE (INCEPTION THROUGH DECEMBER 31, 1996) - TABLE]

--------------------------------------------------------------------------------
SAM Portfolio                   SAM Performance*        Premium Over Inflation**
--------------------------------------------------------------------------------
Capital Growth Portfolio        20.03%                  +17.27%
(inception 5/31/95)
--------------------------------------------------------------------------------
Growth Portfolio                12.74%                   +9.78%
(inception 9/30/90)
--------------------------------------------------------------------------------
Balanced Portfolio              10.26%                   +7.30%
(inception 9/30/90)
--------------------------------------------------------------------------------
Value Portfolio                  6.96%                   +4.17%
(inception 3/31/93)
--------------------------------------------------------------------------------
Income Portfolio                 7.50%                   +4.54%
(inception 9/30/90)
--------------------------------------------------------------------------------

* Performance represents average annual total returns for Class A shares (inception through 12/31/96), unadjusted for the maximum sales charge. The following is Portfolio performance adjusted for the maximum sales charge (Class A shares) for the 12-month and 5-year periods ended 12/31/96: Capital Growth Portfolio 7.96%/NA; Growth Portfolio 5.08%/9.04%; Balanced Portfolio 2.76%/7.27%; Value Portfolio 1.65%/NA; Income Portfolio -2.40%/4.51%.
(Performance for Class B shares will differ -- see Individual Portfolio Reviews on pages 7 - 17.) The performance of an actual account may differ from that of the Model and may be higher or lower depending on the purchase date, purchase amount, and the share price of the Portfolio.

** Source: Bloomberg Business News. Inflation (CPI) based on Portfolios' inception date through 12/31/96.

Note: SAM Portfolios' performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolios) represents the performance of the Sierra Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly. Past performance is not an indication of future performance.


equity component (International Growth Fund), and we expect to gradually reduce our weighting in this market in 1997.

   Overall, the SAM Portfolios' conservative mix of global, diversified equities, greater emphasis on larger-cap stocks, and focus on short- to intermediate-term, fixed-income investments worked to provide positive performance and reduce overall risk. While lagging performance of smaller company growth stocks impacted short-term SAM equity performance, we believe that over the long-term, a diversified mix of equity and fixed-income investments will help to both reduce overall risk, and provide strong long-term performance.

   For more specific information on individual SAM Portfolio performance and investment management strategies, see the accompanying section.

         [THE POWER OF DIVERSIFICATION - 1/1/87 - 12/31/96 GRAPH CHART]

                                                                  Risk
                                                Return     (Standard Deviation)
                                                ------     --------------------
                    T-Bills                      5.74%            0.52%
                    Intermediate-Term Bonds      7.91%            3.77%
                    Long-Term Bonds              9.50%            8.77%
                    Diversified Portfolio       11.73%            8.75%
                    Stocks                      15.28%           16.61%

Source: Ibbotson Associates. Stocks are represented by the Standard & Poor's Index of 500 stocks (S&P 500). Long-Term Bonds and Intermediate-Term Bonds are represented by the Lehman Brothers Long-Term Government and Corporate Bond Index and the Lehman Brothers Intermediate-Term Government and Corporate Bond Index, respectively. T-bills are represented by 90-day U.S. Treasury bills. Diversified Portfolio represents a portfolio consisting of 40% stocks, 40% Long-Term Bonds, and 20% Intermediate-Term Bonds. Past performance of these indices is not a guarantee of future results, and this chart is not intended to reflect the past or future performance of any SAM Portfolio.

T-bills are generally considered the safest securities because they are short-term and offer a fixed yield at maturity, which is guaranteed by the U.S. Government. Government bonds are riskier than T-bills because of the longer maturities, yet they are generally subject to less credit risk, because the interest payments and return of principal are also backed by the U.S. Government, if held to maturity. An investor would typically purchase stocks for long-term growth of capital. However, stocks are often subject to significant price fluctuations and therefore an investor may have a gain or loss in principal when the shares are sold.

IMPORTANCE OF ACTIVE ASSET ALLOCATION

The Sierra Asset Management Portfolios are managed using a strategic asset allocation approach that also takes advantage of changing market environments, in a manner consistent with each Portfolio's long-term objectives. Our investment philosophy will continue to focus on diversification to reduce the risk of price volatility and overexposure to any one asset class.

                          INDIVIDUAL PORTFOLIO REVIEWS

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE FIGURES

In order to help you understand the Sierra Asset Management (SAM) Portfolios' investment performance, we have included the following discussions along with graphs that compare the Portfolios performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. Descriptions of the indices used are as follows:

- The SALOMON BROTHERS U.S. 90-DAY T-BILL INDEX measures performance of United States Treasury Bills with maturities of three months.

- The LEHMAN BROTHERS MUTUAL FUND (1-5) GOVERNMENT/CORPORATE INDEX is represented by all U.S. Government agency and Treasury securities and all investment grade corporate debt securities with maturities of one to five years.

- The LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). Balloons are included in the index; graduated payment mortgages (GPMs), buydowns, manufactured home mortgages, and graduated equity mortgages (GEMs) are not.

- The LEHMAN BROTHERS BAA LONG-TERM CORPORATE BOND INDEX includes all publicly issued, fixed rate, nonconvertible BAA rated, dollar-denominated, SEC-registered corporate debt with maturity greater than ten years.

- The STANDARD & POOR'S 500 COMPOSITE INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors. It is an unmanaged index which assumes reinvestment of all dividends, and does not reflect any asset-based charges or other expenses.

- The RUSSELL 2000 GROWTH INDEX measures the performance of the companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 10% of the total market capitalization) of the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

- The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALIA, AND THE FAR EAST PLUS EMERGING MARKETS FREE INDEX is a market capitalization weighted index composed of companies representative of the market structure of 48 developed and emerging market countries. The Index is calculated with gross dividends reinvested and in United States Dollars.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Portfolio's performance and reflects both changes in the value of the price of the Portfolio's shares as well as any income dividend and/or capital gain distributions made by the Portfolio during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the Securities and Exchange Commission ("SEC") for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment.

================================================================================
TO OUR ASSET ALLOCATION CLIENTS

   Welcome to the Sierra Asset Management Portfolios.

   We are pleased to provide you with an overview of our five asset allocation portfolios, each engineered to meet your individual investment needs.

   This report includes a reiteration of the goal and objective of each Portfolio, a review of the performance, and highlights of the investment strategy incorporated during the six-month period ended December 31, 1996.
--------------------------------------------------------------------------------

                          SAM CAPITAL GROWTH PORTFOLIO

GOAL & OBJECTIVE

The CAPITAL GROWTH PORTFOLIO is designed for the investor seeking long-term growth of capital. Its goal is to generate a premium above the rate of inflation over a period of at least five years. The Capital Growth Portfolio is managed similarly to the SAM Account Aggressive Growth Strategy, a discretionary asset allocation service that invested in the SIERRA Trust Funds. The long-term goal of the Strategy was to generate a minimum return in excess to the S&P 500, over a five-year period, although over short-term periods, significant differences may exist between the Portfolio and the S&P 500.(1)

                              PORTFOLIO - CAP GROW

        May 95                   9436           10000           10000
        Jun                      9790           10375           10235
        Jul                     10293           10908           10576
        Aug                     10372           10992           10604
        Sep                     10654           11291           11049
        Oct                     10334           10951           11010
        Nov                     10706           11346           11494
        Dec 95                  10986           11657           11707
        Jan                     11168           11849           12110
        Feb                     11506           12208           12226
        Mar                     11809           12530           12343
        Apr                     12144           12886           12525
        May                     12390           13146           12848
        Jun                     12063           12799           12901
        Jul                     11209           11893           12327
        Aug                     11729           12444           12588
        Sep                     12231           12977           13295
        Oct                     12082           12819           13660
        Nov                     12676           13449           14696
        Dec 96                  12585           13353           14408


The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.
(1) The stated goals may or may not be met and are in no way a guarantee.

PERFORMANCE REVIEW

We are pleased to report that since inception, the SAM CAPITAL GROWTH PORTFOLIO has continued to produce total returns in excess of inflation, while managing potential risk at levels below that of most non-diversified, single-asset investments. From the Portfolio's inception (May 31, 1995) through December 31, 1996, the Capital Growth Portfolio (Class A Shares) has advanced 20.03% on an average annual total return basis, or 15.63% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Portfolio's total return was 14.55%, or 7.96% adjusted for the maximum sales charge. For additional information, including Class B Share performance, see the accompanying chart and notes.++

++ All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the SIERRA Asset Management Portfolios represents the performance of the SIERRA Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the SIERRA Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

* The Capital Growth Portfolio's benchmark is a capital market index that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 100% S&P 500. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

For the period November 1, 1996 to December 31, 1996, the Advisor (SIERRA Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (SIERRA Fund Administration Corporation) waived a portion of its management fee, and the Custodian reduced fees by credits. Prior to November 1, 1996, only the Custodian reduced fees by credits. In the absence of the waivers and absorption of other expenses, or fees reduced by credits, total return would have been lower.

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                      1 YEAR       5 YEAR   SINCE INCEPTION
                                                                 ------       ------   ---------------
                                                                                       (May 31, 1995)
CLASS A SHARES
        Fund (not adjusted for sales charge)                      14.55%         N/A        20.03%
        Fund (adjusted for the maximum 5.75% sales charge)         7.96%         N/A        15.63%
        Capital Market Benchmark*                                 23.07%         N/A        25.94%
------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96
                                                                 1 YEAR       5 YEAR   SINCE INCEPTION
                                                                 ------       ------   ---------------
                                                                                       (May 31, 1995)
CLASS B SHARES
        Fund (not adjusted for sales charge)                      13.78%         N/A        19.20%
        Fund (adjusted for the maximum 5% CDSC)                    8.78%         N/A        16.91%++++
        Capital Market Benchmark*                                 23.07%         N/A        25.94%

++++ Adjusted for the maximum 4% CDSC for shares held since inception
------------------------------------------------------------------------------------------------------

CAPITAL GROWTH PORTFOLIO'S INVESTMENT STRATEGY

During the six-month period ended December 31, 1996, the Capital Growth Portfolio remained fully invested and appropriately allocated to take advantage of market and economic conditions. Despite the fact that interest rates remained relatively stable, the markets adjusted to expectations of higher growth, and yields rose along with stock prices. The Portfolio was diversified among different classes of both foreign and domestic holdings with 20% in the Sierra International Growth Fund, and 80% in the three SIERRA domestic stock funds. The Portfolio's domestic equity component was weighted towards larger-capitalized companies in the SIERRA Growth and Income Fund (a 35% weight) and the mid-cap companies in the SIERRA Growth Fund (a 25% weight), which greatly outperformed the smaller-capitalized growth companies found in the SIERRA Emerging Growth Fund (a 20% allocation) in the fourth quarter of 1996. Although the small-cap portion of the Portfolio contributed negative results for the period, the majority weighting in mid- and large-cap holdings resulted in positive portfolio performance for the period, but lagged results we should otherwise expect relative to the S&P 500 over longer-term periods.

OVER THE PERIOD, OUR SAM CAPITAL GROWTH PORTFOLIO STRATEGY WAS TO:

- Maintain a fully invested portfolio diversified both domestically and internationally (over 26% of the portfolio) to capture maximum returns expected from global growth, while reducing volatility relative to single asset-class investments

- Continue to weight the Portfolio towards larger-capitalized companies as prospects for domestic growth strengthen

PORTFOLIO ALLOCATION RESULTS

The net result of the Portfolio's diverse equity weighting, was a reduction in overall risk, though the small-cap portion detracted from overall performance. Given our overall outlook for the financial markets, we felt that it would be inappropriate to be overly aggressive with Portfolio allocations throughout the period. The Portfolio's relatively conservative mix of diversified equities during the last six months of 1996 proved to be constructive in shielding the Portfolio from the extremely volatile periods, which we expect to continue in 1997. Additionally, the Portfolio's active management helped to contribute to its long-term performance. With our current economic outlook calling for a slight uptick in growth during the first half of 1997, we feel the Portfolio remains well positioned to achieve its goals. Therefore, no portfolio allocation changes were made during the fourth quarter of 1996.

The SAM Capital Growth Portfolio continues to be managed in order to maximize the benefits of active asset allocation and reduce the risks associated with overexposure to any one asset class. SIERRA will continue to position the Portfolio to best respond to changing market conditions, while striving to meet its long-term goal of capital growth.

         [MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1996 -- PIE CHART]

                        Growth Fund                     25%
                        International Growth Fund       20%
                        Growth & Income Fund            35%
                        Emerging Growth Fund            20%


      [ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1996 -- PIE CHART]

                        Repurchase Agreements            4.67%
                        U.S. Equity Small Cap           14.97%
                        U.S. Equity Mid Cap             25.36%
                        U.S. Equity Large Cap           28.68%
                        Foreign Stocks                  26.32%

                              SAM GROWTH PORTFOLIO

GOAL AND OBJECTIVE

The GROWTH PORTFOLIO is designed for the investor seeking primarily long-term growth of capital and some income. Its goal is to generate a premium over the rate of inflation over a minimum period of five years. The Growth Portfolio is managed similarly to the SAM Account Growth Strategy, a discretionary asset allocation service that invested in the SIERRA Trust Funds. The goal of the Strategy was to generate a return of 7% or more above the rate of inflation.(1)

[LINE GRAPH]

                               PORTFOLIO - GROWTH

Sep 90           9456           10000           10000
                 9645           10199           10295
                 9860           10427           10490
Dec              9981           10555           10691
                10317           10911           11013
                10857           11482           11619
                10870           11495           11654
                10977           11608           11719
                11226           11872           11980
Jun             10795           11416           11604
                11162           11804           11971
                11338           11991           12103
                11459           12118           12215
                11702           12375           12375
                11446           12105           12094
Dec 91          12266           12971           12823
                12411           13125           12750
                12518           13238           12749
                12103           12799           12475
                12149           12848           12609
                12436           13152           12830
Jun             12269           12975           12636
                12378           13090           12823
                12450           13166           12884
                12409           13123           12944
                12358           13068           12849
                12643           13370           13080
Dec 92          12805           13550           13213
                12989           13737           13305
                13239           14001           13449
                13624           14408           13811
                13709           14498           13948
                14024           14831           14180
Jun             14028           14835           14202
                14128           14940           14296
                14728           15576           14722
                14770           15620           14667
                15068           15935           14906
                14694           15540           14596
Dec 93          15194           16088           14936
                15752           16659           15417
                15422           16309           15228
                14803           15655           14787
                14856           15711           14950
                14709           15555           15032
Jun             14380           15207           14914
                14804           15656           15185
                15208           16083           15577
                14966           15827           15360
                15196           16071           15594
                14677           15521           15210
Dec 94          14667           15510           15317
                14606           15447           15366
                14841           15694           15653
                15066           15932           16050
                15353           16236           16403
                15706           16610           16711
Jun             16204           17137           16893
                16938           17913           17377
                17093           18076           17321
                17492           18498           17689
                17064           18045           17577
                17542           18551           18020
Dec 95          17977           19023           18351
                18232           19293           18657
                18755           19847           18754
                19154           20268           18911
                19646           20789           19208
                19960           21123           19388
Jun             19590           20730           19427
                18377           19446           18908
                19121           20234           19160
                19779           20930           19738
                19500           20635           19906
                20097           21266           20664
Dec 96          19990           21154           20505

The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

(1)      The stated goals may or may not be met and are in no way a guarantee.

(2)      Annual rate of inflation: 2.96%. Source: Bloomberg Business News

PERFORMANCE REVIEW

We are pleased to report that since inception, the SAM GROWTH PORTFOLIO has continued to produce total returns in excess of inflation, while managing potential risk at levels below that of most non-diversified, single-asset investments. From the Portfolio's inception (September 30, 1990) through December 31, 1996, the Growth Portfolio (Class A Shares) has advanced 12.74% on an average annual total return basis, or 11.72% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Portfolio's total return was 11.20%, or 5.08% adjusted for the maximum sales charge. Since inception, the Portfolio has outperformed its benchmark by 0.56%, as well as outperformed SAM's inflation-adjusted goal, exceeding the annual rate of inflation by 9.78%(2). For additional information, including Class B Share performance, see the accompanying chart and notes.++

++ All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the SIERRA Asset Management Portfolios represents the performance of the SIERRA Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the SIERRA Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

* The Growth Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 35% S&P 500, 20% MSCI EAFE + Emerging Markets, 20% Lehman Bros. Mutual Fund (1-5) Gov/Corp Index, 20% Salomon Bros. 90-day T-Bills, and 5% Russell 2000 Growth. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

For the period November 1, 1996 to December 31, 1996, the Advisor (SIERRA Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (SIERRA Fund Administration Corporation) waived a portion of its management fee, and Custodian reduced fees by credits. Prior to November 1, 1996, the Advisor (SIERRA Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, total return would have been lower.


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                     1 YEAR       5 YEAR      SINCE INCEPTION
                                                                ------       ------      ---------------
                                                                                      (September 30, 1990)
CLASS A SHARES
        Fund (not adjusted for sales charge)                     11.20%       10.28%         12.74%
        Fund (adjusted for the maximum 5.5% sales charge)         5.08%        9.04%         11.72%
        Capital Market Benchmark*                                11.74%        9.84%         12.18%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                     1 YEAR       5 YEAR   SINCE INCEPTION
                                                                ------       ------   ---------------
                                                                                      (June 30, 1994)
CLASS B SHARES
        Fund (not adjusted for sales charge)                     10.41%         N/A        13.32%
        Fund (adjusted for the maximum 5% CDSC)                   5.41%         N/A        12.32%++++
        Capital Market Benchmark*                                11.74%         N/A        13.58%
-----------------------------------------------------------------------------------------------------

++++Adjusted for the maximum 3% CDSC for shares held since inception

 GROWTH PORTFOLIO'S INVESTMENT STRATEGY

During the six-month period ended December 31, 1996, the Growth Portfolio remained allocated to take advantage of market and economic conditions. Despite the fact that interest rates remained relatively stable, the markets adjusted to expectations of higher growth, and yields rose along with stock prices. The Portfolio was properly allocated in anticipation of this type of volatility, with a fixed-income component entirely weighted in shorter to intermediate-term investments (10% in the Sierra Global Money Fund and 10% in the Sierra U.S. Government Fund). This weighting contributed to overall performance of the Portfolio fixed-income allocations. Additionally, the equity component of the Portfolio was spread among different classes of both foreign and domestic holdings, with 20% in the SIERRA International Growth Fund, and 60% in the three SIERRA domestic stock funds. This domestic equity diversification, however reduced Portfolio performance relative to its benchmark, as larger-capitalized companies in the SIERRA Growth and Income Fund (only a 10% weight) and the SIERRA Growth Fund (a 25% weight) greatly outperformed smaller-capitalized companies found in the SIERRA Emerging Growth Fund (a 25% allocation) in the fourth quarter of 1996. Because of the disparity of results in the U.S. equity market in the second half of 1996, the overall performance of the Portfolio was hampered.

OVER THE PERIOD, OUR SAM GROWTH PORTFOLIO STRATEGY WAS TO:

- Maintain diversification with an 80% allocation in equities (20% international exposure) and a 20% allocation in fixed-income assets to capture returns expected from global growth, while reducing volatility as economic growth continues

- Focus on a diversified mix of equity classes with representation from small-, mid- , and large-cap companies, and foreign holdings

          [MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1996 - PIE CHART]

                International Growth Fund                  20%
                Global Money Fund                          10%
                Growth & Income Fund                       10%
                Growth Fund                                25%
                Emerging Growth Fund                       25%
                U.S. Government Fund                       10%

       [ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1996 - PIE CHART]

                Foreign Stocks                          26.22%
                Repurchase Agreements                   13.91%
                U.S. Govt. Mortgages & Agencies          8.12%
                Other                                    1.57%
                Treasuries                               0.31%
                U.S. Equity Small Cap                   16.73%
                U.S. Equity Large Cap                   14.32%
                U.S. Equity Mid Cap                     18.82%

 PORTFOLIO ALLOCATION RESULTS

 The net result of the Portfolio's allocations in shorter maturity, fixed-income assets and a diverse equity weighting, was a reduction in overall risk, but a drag on relative overall performance. Given our overall outlook for the financial markets, we felt that it would be inappropriate to be overly aggressive with Portfolio allocations throughout the period. The Portfolio's conservative mix of diversified equities combined with a focus on short- to intermediate-term bonds proved to be constructive in shielding the Portfolio from the extremely volatile period, which we expect to continue in 1997. Additionally, the Portfolio's active management help to contribute to the long-term outperformance of its benchmark and stated inflation goals. With our current economic outlook calling for a slight uptick in growth during the first half of 1997, we feel the Portfolio remains well positioned to achieve its goals. Therefore, no portfolio allocation changes were made during the fourth quarter of 1996.

 The SAM Growth Portfolio continues to be managed in order to maximize the benefits of active asset allocation and reduce the risks associated with overexposure to any one asset class. SIERRA will continue to position the Portfolio to best respond to changing market conditions, while striving to meet its long-term goal of capital growth.

                             SAM BALANCED PORTFOLIO

GOAL & OBJECTIVE

The BALANCED PORTFOLIO is designed for the investor seeking long-term growth of capital and income. Its goal is to generate a premium over the rate of inflation over a minimum period of three to five years. The Balanced Portfolio is managed similarly to the SAM Account Balanced Strategy, a discretionary asset allocation service that invested in the SIERRA Trust Funds. The goal of the Strategy was to generate a return of 5% or more above the rate of inflation.(1)

                              PORTFOLIO - BALANCED

                Sep 90          9487            10000           10000
                                9687            10211           10286
                                9805            10335           10384
                Dec             9922            10458           10537
                                10185           10736           10734
                                10587           11160           11076
                                10492           11059           11071
                                10607           11180           11156
                                10766           11349           11301
                Jun             10492           11059           11137
                                10777           11360           11378
                                10935           11527           11489
                                11052           11649           11647
                                11164           11768           11783
                                11009           11604           11694
                Dec 91          11649           12279           12104
                                11575           12201           12014
                                11619           12247           12021
                                11349           11962           11866
                                11444           12063           11987
                                11707           12340           12200
                Jun             11608           12236           12160
                                11696           12329           12268
                                11815           12454           12405
                                11762           12398           12457
                                11608           12235           12333
                                11800           12438           12416
                Dec 92          11936           12581           12529
                                12087           12741           12635
                                12303           12969           12787
                                12634           13318           13025
                                12809           13502           13201
                                13038           13743           13310
                Jun             13064           13770           13357
                                13175           13887           13443
                                13595           14330           13694
                                13629           14366           13660
                                13852           14601           13796
                                13525           14257           13612
                Dec 93          13870           14620           13842
                                14326           15101           14153
                                14031           14790           14037
                                13486           14215           13751
                                13437           14163           13818
                                13300           14019           13878
                Jun             13044           13749           13858
                                13442           14169           14064
                                13720           14462           14252
                                13457           14185           14096
                                13606           14342           14221
                                13225           13940           14028
                Dec 94          13229           13945           14099
                                13276           13993           14191
                                13549           14282           14406
                                13720           14462           14645
                                14002           14759           14895
                                14448           15229           15167
                Jun             14672           15476           15245
                                15118           15936           15487
                                15271           16097           15489
                                15542           16382           15694
                                15403           16236           15704
                                15822           16678           15957
                Dec 95          16083           16975           16191
                                16278           17181           16383
                                16391           17300           16369
                                16460           17373           16432
                                16707           17633           16547
                                16828           17762           16583
                Jun             16692           17617           16707
                                16135           17029           16558
                                16451           17363           16650
                                16927           17864           16971
                                16993           17934           17152
                                17562           18535           17550
                Dec             17444           18411           17460

The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

(1)  The stated goals may or may not be met and are in no way a guarantee.

(2)  Annual rate of inflation: 2.96%.    Source:  Bloomberg Business News

PERFORMANCE REVIEW

We are pleased to report that since inception, the SAM Balanced Portfolio has continued to produce total returns in excess of inflation, while managing potential risk at levels below that of most non-diversified, single-asset investments. From the Portfolio's inception (September 30, 1990) through December 31, 1996, the Balanced Portfolio (Class A Shares) has advanced 10.26% on an average annual total return basis, or 9.31% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Portfolio's total return was 8.46%, or 2.76% adjusted for the maximum sales charge. Since inception, the Portfolio outperformed its benchmark by 0.93%, as well as outperformed SAM's inflation-adjusted goal, exceeding the annual rate of inflation by 7.30% over the same time period.(2) For additional information, including Class B Share performance, see the accompanying chart and notes.++

++ All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the SIERRA Asset Management Portfolios represents the performance of the SIERRA Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the SIERRA Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

* The Balanced Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 25% Lehman Bros Mutual Fund (1-5) Gov/Corp Index, 25% Salomon Bros. 90-day T-Bills, 20% Lehman Bros Mortgage Index, 15% S&P 500, and 15% MSCI EAFE + Emerging Markets. For additional information regarding the individual indices, see page 7. Source:Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

For the period November 1, 1996 to December 31, 1996, the Advisor (SIERRA Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (SIERRA Fund Administration Corporation) waived a portion of its management fee, and Custodian reduced fees by credits. Prior to November 1, 1996, the Advisor (SIERRA Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

----------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                     1 YEAR      5 YEAR      SINCE INCEPTION
                                                                 ------      ------   --------------------
                                                                                      (September 30, 1990)
CLASS A SHARES
        Fund (not adjusted for sales charge)                       8.46%       8.44%       10.26%
        Fund (adjusted for the maximum 5.25% sales charge)         2.76%       7.27%        9.31%
        Capital Market Benchmark*                                  7.83%       7.60%        9.33%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                      1 YEAR      5 YEAR   SINCE INCEPTION
                                                                 ------      ------   ---------------
                                                                                      (June 30, 1994)
CLASS B SHARES
        Fund (not adjusted for sales charge)                       7.65%        N/A        11.63%
        Fund (adjusted for the maximum 5% CDSC)                    2.65%        N/A        10.61%++++
        Capital Market Benchmark*                                  7.83%        N/A         9.68%

 ++++Adjusted for the maximum 3% CDSC for shares held since inception
-----------------------------------------------------------------------------------------------------

BALANCED PORTFOLIO'S INVESTMENT STRATEGY

During the six-month period ended December 31, 1996, the Balanced Portfolio was positioned in anticipation of market volatility. Although interest rates stabilized in the fourth quarter of 1996, expectations of increased growth caused yields to rise along with stock prices. The Portfolio's diversification took advantage of these market and economic conditions by weighting the fixed-income component towards shorter to intermediate-term investments (10% in the SIERRA Global Money Fund and 25% in the SIERRA U.S. Government Fund). The result of this strategy was to create an overall Portfolio duration (a measure of interest rate sensitivity) of 2.27 years, shielding it from interest rate volatility. The Portfolio also benefited from a nearly 22% weight in mortgage-backed securities, which performed very well in the fourth quarter as interest rates stabilized. Additionally, the equity component of the Portfolio was diversified among different classes of both foreign and domestic holdings with 20% in the SIERRA International Growth Fund, and 35% in the three SIERRA domestic stock funds. This equity diversification helped to enhance overall Portfolio performance, as larger-capitalized companies in the SIERRA Growth and Income Fund (a 15% weight) and the SIERRA Growth Fund (a 15% weight) greatly outperformed smaller-capitalized companies found in the SIERRA Emerging Growth Fund (only a 5% allocation) in the fourth quarter of 1996.

OVER THE PERIOD, OUR SAM BALANCED PORTFOLIO STRATEGY WAS TO:

- Maintain balanced diversification with a 55% allocation in equities (20% international exposure) and a 45% allocation in fixed-income assets to capture the overall return potential of equities, while managing risk and reducing volatility as economic growth continues

- Focus on a conservative mix of short- and intermediate-term fixed-income investments along with a diversified mix of equity investments

           [MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1996 - PIE CHART]

                Growth & Income Fund                    15%
                Emerging Growth Fund                     5%
                U.S. Government Fund                    25%
                International Growth Fund               20%
                Corporate Income Fund                   10%
                Growth Fund                             15%
                Global Money Fund                       10%


       [ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1996 - PIE CHART]

                Repurchase Agreements                   12.61%
                U.S. Govt. Mortgages & Agencies         21.90%
                Other                                    3.93%
                Treasuries                               0.95%
                Corporates                               8.05%
                U.S. Equity Small Cap                    5.15%
                U.S. Equity Mid Cap                     11.45%
                Foreign Stocks                          22.32%
                U.S. Equity Large Cap                   13.64%


PORTFOLIO ALLOCATION RESULTS

The net result of the Portfolio's allocations in shorter maturity, fixed-income assets and an equity weighting in larger-cap stocks, was not only a reduction in overall risk, but an enhancement of Portfolio performance. Given our overall outlook for the financial markets, we felt that it would be inappropriate to be overly aggressive with Portfolio allocations throughout the period. The Portfolio's diversified mix of equities, combined with a focus on short- to intermediate-term bonds proved to be constructive in shielding the Portfolio from current and potential upcoming market volatility. Additionally, the Portfolio's strategic positioning over the period contributed to the outperformance of its benchmark and stated inflation goals. With our current economic outlook calling for a slight uptick in growth during the first half of 1997, we feel the Portfolio remains well positioned to achieve its goals. Therefore, no portfolio allocation changes were made during the fourth quarter of 1996.

The SAM Balanced Portfolio continues to be managed in order to match the risks of current market conditions against the needs of achieving specific long-term objectives. SIERRA will continue to position the Portfolio to best respond to changing market conditions, while striving to meet its long-term goals of capital growth and relative stability of principal.

                               SAM VALUE PORTFOLIO

GOAL & OBJECTIVE

The VALUE PORTFOLIO is designed for the investor seeking long-term capital preservation and income, with some incremental growth of principal. Its goal is to generate a premium over the rate of inflation over a minimum period of three to five years. The Value Portfolio is managed similarly to the SAM Account Value Strategy, a discretionary asset allocation service that invested in SIERRA Trust Funds. The goal of the strategy was to generate a return of 4% or more above the rate of inflation.(1)

                               PORTFOLIO - VALUE

                Mar             9550            10000           10000
                                9528            9977            10022
                                9666            10121           10052
                Jun             9793            10255           10117
                                9838            10301           10135
                                10065           10539           10238
                Sep             10087           10562           10255
                                10195           10676           10300
                                10069           10544           10290
                Dec             10164           10643           10339
                                10374           10863           10430
                                10157           10636           10363
                Mar 94          9839            10302           10260
                                9715            10173           10253
                                9588            10039           10291
                Jun             9461            9907            10284
                                9684            10140           10399
                                9765            10225           10473
                Sep             9639            10093           10426
                                9667            10123           10471
                                9576            10028           10424
                Dec             9544            9994            10476
                                9684            10140           10609
                                9915            10382           10770
                Mar 95          10012           10483           10853
                                10180           10659           10967
                                10585           11083           11168
                Jun             10674           11177           11249
                                10808           11318           11321
                                10960           11476           11389
                Sep             11121           11645           11494
                                11129           11654           11565
                                11362           11897           11699
                Dec             11546           12090           11797
                                11586           12131           11911
                                11493           12035           11899
                Mar 96          11485           12026           11912
                                11502           12044           11943
                                11530           12074           11994
                Jun             11575           12120           12078
                                11467           12007           12067
                                11539           12083           12126
                Sep             11783           12338           12289
                                12008           12574           12437
                                12355           12937           12618
                Dec 96          12289           12869           12596


The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

(1)      The stated goals may or may not be met and are in no way a guarantee.

(2)      Annual rate of inflation: 2.79%. Source: Bloomberg Business News


PERFORMANCE REVIEW

We are pleased to report that since inception, the SAM VALUE PORTFOLIO has continued to produce total returns in excess of inflation, while managing potential risk at levels below that of most non diversified, single-asset investments. From the Portfolio's inception (March 31, 1993) through December 31, 1996, the Value Portfolio (Class A Shares) has advanced 6.96% on an average annual total return basis, or 5.65% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Portfolio's total return was 6.44%, or 1.65% adjusted for the maximum sales charge. Since inception, the Portfolio has outperformed its benchmark by 0.61%, as well as outperformed SAM's inflation-adjusted goal, exceeding the annual rate of inflation by 4.17% over the same time period.(2) For additional information, including Class B Share performance, see the accompanying chart and notes.++

++ All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the SIERRA Asset Management Portfolios represents the performance of the SIERRA Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the SIERRA Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

* The Value Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 40% Lehman Bros Mutual Fund (1-5) Gov/Corp Index, 40% Salomon Bros 90-day T-Bills, 10% Lehman Bros Mortgage Index, and 10% S&P 500. For additional information regarding the individual indices, see page 7. Source:
Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

For the period November 1, 1996 to December 31, 1996, the Advisor (SIERRA Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (SIERRA Fund Administration Corporation) waived a portion of its management fee, and Custodian reduced fees by credits. Prior to November 1, 1996, the Advisor (SIERRA Investment Advisors Corporation), and Administrator waived a portion of their management fees, the Advisor and Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                     1 YEAR      5 YEAR       SINCE INCEPTION
                                                                ------      ------       -----------------
                                                                                         (March 31, 1993)
CLASS A SHARES
        Fund (not adjusted for sales charge)                      6.44%        N/A            6.96%
        Fund (adjusted for the maximum 4.5% sales charge)         1.65%        N/A            5.65%
        Capital Market Benchmark*                                 6.77%        N/A            6.35%

----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                     1 YEAR      5 YEAR       SINCE INCEPTION
                                                                ------      ------       -----------------
                                                                                         (June 30, 1994)
CLASS B SHARES
        Fund (not adjusted for sales charge)                      5.64%        N/A           10.26%
        Fund (adjusted for the maximum 5% CDSC)                   0.65%        N/A            9.22%++++
        Capital Market Benchmark*                                 6.77%        N/A            8.45%

 ++++Adjusted for the maximum 3% CDSC for shares held since inception
----------------------------------------------------------------------------------------------------------

VALUE PORTFOLIO'S INVESTMENT STRATEGY

During the six-month period ended December 31, 1996, the Value Portfolio was positioned to take advantage of market and economic conditions as well as capture the returns associated with our long-term average mix. Despite the fact that interest rates remained relatively stable during the last half of the year, the markets adjusted to expectations of higher growth, and yields rose along with stock prices. The Portfolio was properly allocated in anticipation of this type of volatility, with a fixed-income component weighted towards shorter- to intermediate-term investments (5% in the SIERRA Global Money Fund, 15% in the SIERRA Short Term Global Government Fund, 10% in the SIERRA Short Term High Quality Bond Fund, and 35% in the SIERRA U.S. Government Fund). The result of this strategy was to create an overall Portfolio duration (a measure of interest rate sensitivity) of 3.71 years, shielding it from the price volatility that occurred when rates rose. The Portfolio also benefited from a nearly 35% weight in mortgage-backed securities, which performed very well in the fourth quarter as interest rates stabilized. The over 10% allocation in foreign bonds aided overall performance as interest rates declined worldwide, especially in the industrialized countries of Europe. Additionally, the equity component of the Portfolio consisted of a 20% weight in the SIERRA Growth and Income Fund. This equity diversification helped to enhance overall Portfolio performance, as the larger-capitalized companies in the Fund outperformed all other equity classes in the period.

OVER THE PERIOD, OUR SAM VALUE PORTFOLIO STRATEGY WAS TO:

- Maintain a 20% allocation in equities and a 80% allocation in fixed-income assets to create stability of principal, to generate income, and to receive the capital appreciation of equities

- Focus on a conservative mix of short- and intermediate-term fixed-income investments along with a larger than normal weight in U.S. equities

          [MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1996 - PIE CHART]

                   Short Term Global Govt. Fund            15%
                   Global Money Fund                        5%
                   U.S. Government Fund                    35%
                   Short Term High Quality Bond Fund       10%
                   Corporate Income Fund                   15%
                   Growth & Income Fund                    20%

       [ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1996 - PIE CHART]

                   Foreign Stocks                        0.63%
                   Repurchase Agreements                 6.25%
                   U.S. Govt. Mortgages & Agencies      34.63%
                   Asset-Backed                          3.37%
                   Other                                 7.18%
                   Treasuries                            2.63%
                   Corporates                           16.62%
                   Foreign Bonds                        10.19%
                   U.S. Equity Small Cap                 0.67%
                   U.S. Equity Mid Cap                   6.30%
                   U.S. Equity Large Cap                11.54%

PORTFOLIO ALLOCATION RESULTS

The net result of the Portfolio's allocations in shorter maturity, fixed-income assets and an equity weighting in larger-cap stocks, was not only a reduction in overall risk, but an enhancement of portfolio performance. Given our overall outlook for the financial markets, we felt that it would be inappropriate to be overly aggressive with Portfolio allocations throughout the period. The Portfolio's conservative large-cap equity weight combined with a focus on short- to intermediate-term bonds proved to be constructive in shielding the Portfolio from current and potential upcoming market volatility. Additionally, the Portfolio's strategic positioning over the period contributed to the outperformance of its benchmark and stated inflation goals. With our current economic outlook calling for a slight uptick in growth during the first half of 1997, we feel the Portfolio remains well positioned to achieve its goals. Therefore, no portfolio allocation changes were made during the fourth quarter of 1996.

The Portfolio continues to be managed in order to maximize the benefits of active asset allocation and reduce the risks associated with overexposure to any one asset class. SIERRA will continue to position the Portfolio to best respond to changing market conditions, while striving to meet its long-term goals of capital preservation, with some added total return growth potential.

                              SAM INCOME PORTFOLIO


GOAL & OBJECTIVE

The INCOME PORTFOLIO is designed for the investor seeking long-term capital preservation and high levels of income. Its goal is to generate a premium above the rate of inflation over a period of at least three to five years. The Income Portfolio is managed similarly to the SAM Account Fixed Strategy, a discretionary asset allocation service that invested in SIERRA Trust Funds. The goal of the strategy was to generate a return of 3% or more above the rate of inflation.(1)

                               PORTFOLIO - INCOME

                Sep 90           9550           10000           10000
                                 9556           10007           10074
                                 9715           10173           10177
                Dec              9864           10328           10284
                                 9919           10386           10370
                                10083           10558           10458
                                10182           10661           10531
                                10336           10823           10616
                                10401           10891           10681
                Jun             10406           10896           10730
                                10550           11047           10825
                                10794           11302           10951
                                10940           11455           11065
                                11075           11596           11155
                                11184           11711           11234
                Dec 91          11492           12033           11387
                                11377           11913           11365
                                11464           12004           11420
                                11390           11928           11421
                                11458           11997           11485
                                11691           12241           11597
                Jun             11858           12416           11692
                                12117           12688           11810
                                12192           12767           11885
                                12289           12868           11966
                                12103           12673           11912
                                12119           12690           11929
                Dec 92          12310           12890           12024
                                12530           13120           12141
                                12769           13371           12244
                                12841           13447           12284
                                12924           13533           12343
                                13012           13625           12360
                Jun             13245           13869           12464
                                13350           13979           12507
                                13585           14225           12612
                                13574           14214           12637
                                13686           14331           12678
                                13553           14191           12664
                Dec 93          13604           14245           12712
                                13815           14466           12811
                                13488           14123           12741
                                13013           13627           12637
                                12818           13422           12603
                                12729           13329           12615
                Jun             12654           13250           12634
                                12922           13531           12771
                                12874           13481           12808
                                12680           13277           12758
                                12644           13240           12785
                                12662           13259           12793
                Dec 94          12584           13177           12858
                                12751           13352           13005
                                13004           13616           13175
                                13072           13688           13254
                                13246           13870           13374
                                13784           14433           13625
                Jun             13800           14450           13705
                                13745           14393           13741
                                13966           14624           13848
                                14083           14746           13938
                                14284           14957           14034
                                14487           15170           14157
                Dec 95          14681           15373           14277
                                14753           15448           14359
                                14446           15127           14299
                                14315           14990           14298
                                14211           14880           14303
                                14182           14851           14333
                Jun             14335           15011           14448
                                14375           15053           14503
                                14332           15007           14537
                                14556           15242           14682
                                14869           15569           14859
                                15099           15811           14999
                Dec 96          15004           15711           14983

The performance of the Class B Shares will be less than indicated by the lines shown above for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

(1)  The stated goals may or may not be met and are in no way a guarantee.

(2)  Annual rate of inflation: 2.96%.    Source:  Bloomberg Business News

PERFORMANCE REVIEW

We are pleased to report that since inception, the SAM Income Portfolio has continued to produce total returns in excess of inflation, while managing potential risk at levels below that of most non-diversified, single-asset investments. From the Portfolio's inception (September 30, 1990) through December 31, 1996, the Income Portfolio (Class A Shares) has advanced 7.50% on an average annual total return basis, or 6.71% adjusted for the maximum sales charge. For the 12-month period ended December 31, 1996, the Portfolio's total return was 2.20%, or -2.40% adjusted for the maximum sales charge. Since inception, the Portfolio outperformed its benchmark by 0.82%, as well as outperformed SAM's inflation-adjusted goal, exceeding the annual rate of inflation by 4.54% over the same time period. (2) For additional information, including Class B Share performance, see the accompanying chart and notes.++

++ All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the new SAM Portfolios) for the SIERRA Asset Management Portfolios represents the performance of the SIERRA Asset Management Account ("SAM Account"), a discretionary asset allocation service that invested in the SIERRA Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed significantly.

* The Income Portfolio's benchmark is a blended mix of capital market indices that is intended to represent a proxy for Portfolio performance. The benchmark allocation is as follows: 50% Salomon Bros. 90-day T-Bills, 30% Lehman Bros Mutual Fund (1-5) Gov/Corp Index, 10% Lehman Bros Mortgage Index, and 10% Lehman Bros BAA LT Corporate Bond Index. For additional information regarding the individual indices, see page 7. Source: Ibbotson Associates. Past investment performance does not guarantee future performance. The returns shown for the Portfolio assume reinvestment of all dividends/distributions by the shareholder.

For the period November 1, 1996 to December 31, 1996, the Advisor (SIERRA Investment Services Corporation) waived its management fee and absorbed other expenses, the Administrator (SIERRA Fund Administration Corporation) waived a portion of its management fee, and Custodian reduced fees by credits. Prior to November 1, 1996, the Advisor (SIERRA Investment Advisors Corporation), Administrator and Distributor waived a portion of their management or distribution fees, the Advisor and Administrator absorbed other expenses, and the Custodian reduced fees by credits. In the absence of the waivers, absorption of other expenses, or fees reduced by credits, yield and total return would have been lower.

--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                     1 YEAR      5 YEAR    SINCE INCEPTION
                                                                ------      ------  --------------------
                                                                                    (September 30, 1990)
CLASS A SHARES
        Fund (not adjusted for sales charge)                      2.20%       5.48%        7.50%
        Fund (adjusted for the maximum 4.5% sales charge)        -2.40%       4.51%        6.71%
        Capital Market Benchmark*                                 4.95%       5.64%        6.68%

--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/96                     1 YEAR      5 YEAR       SINCE INCEPTION
                                                                ------      ------       ---------------
                                                                                         (June 30, 1994)
CLASS B SHARES
        Fund (not adjusted for sales charge)                      1.44%        N/A         6.27%
        Fund (adjusted for the maximum 5% CDSC)                  -3.34%        N/A         5.17%++++
        Capital Market Benchmark*                                 4.95%        N/A         7.06%

 ++++Adjusted for the maximum 3% CDSC for shares held since inception
--------------------------------------------------------------------------------------------------------

INCOME PORTFOLIO'S INVESTMENT STRATEGY

During the six-month period ended December 31, 1996, the Income Portfolio was well positioned to take advantage of market and economic conditions. Despite the fact that interest rates remained relatively stable, the markets experienced some very volatile periods, as the markets adjusted to expectations of higher growth, yields rose along with stock prices. The Portfolio was properly allocated in anticipation of this type of volatility, with a portfolio weighted towards shorter to intermediate-term investments (5% in the SIERRA Global Money Fund, 30% in the SIERRA Short Term High Quality Bond Fund, and 35% in the SIERRA U.S. Government Fund). The result of this strategy was to create a overall portfolio duration (a measure of interest rate sensitivity) of 5.12 years, shielding it from interest rate volatility. The Portfolio also benefited from a nearly 42% weight in mortgage-backed securities, which performed very well in the fourth quarter. Mortgage-backed securities tend to exhibit strong relative performance in periods of relatively stable interest rates, as there is a lesser degree of prepayment risk (due to a smaller quantity of refinanced mortgages) and the mortgages generate a higher level of income than Treasuries. The Portfolio is also managed for income as the 30% weight in the SIERRA Corporate Income Fund helped bring the overall SEC Yield as of December 31, 1996 to 6.21%.

OVER THE PERIOD, OUR SAM INCOME PORTFOLIO STRATEGY WAS TO:

- Maintain a diversified mix of 239 fixed-income investments weighted towards the short- and intermediate-term to provide stability of principal while generating a high level of income

- Continue to hold over 40% of the portfolio in mortgage-backed securities to enhance overall yield

          [MUTUAL FUND ALLOCATION AS OF DECEMBER 31, 1996 - PIE CHART]

                Global Money Fund                        5%
                Short Term High Quality Bond Fund       30%
                U.S. Government Fund                    35%
                Corporate Income Fund                   30%


       [ASSET CLASS DIVERSIFICATION AS OF DECEMBER 31, 1996 - PIE CHART]

                Foreign Bonds                            1.30%
                Repurchase Agreements                    5.77%
                U.S. Govt. Mortgages & Agencies         41.47%
                Asset-Backed                             7.68%
                Other                                   10.44%
                Treasuries                               2.56%
                Corporates                              30.78%


PORTFOLIO ALLOCATION RESULTS

The net result of the Portfolio's allocations in shorter maturity, fixed-income assets was not only a reduction in overall risk, but an enhancement of portfolio performance. Given our overall outlook for the financial markets, we felt that it would be inappropriate to be overly aggressive with Portfolio allocations throughout the period. The Portfolio's focus on short- to intermediate-term bonds proved to be constructive in shielding the Portfolio from current and potential upcoming market volatility, while providing competitive levels of income. Additionally, the Portfolio's strategic positioning over the period contributed to the outperformance of its benchmark and stated inflation goals. With our current economic outlook calling for a slight uptick in growth during the first half of 1997, we feel the Portfolio remains well positioned to achieve its goals. Therefore, no portfolio allocation changes were made during the fourth quarter of 1996.

The Portfolio continues to be managed in order to maximize the benefits of active asset allocation and reduce the risks associated with overexposure to any one asset class. SIERRA will continue to position the Portfolio to best respond to changing market conditions, while striving to meet its long-term goals of capital preservation with a high level of income.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

                         DECEMBER 31, 1996 (UNAUDITED)

                                                     CAPITAL
                                                     GROWTH           GROWTH          BALANCED          VALUE           INCOME
                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   -----------     ------------     ------------     ------------     -----------
ASSETS:
Investments, at value (Note 2)
  See portfolios of investments (a)............    $29,094,086     $258,270,085     $185,943,302     $ 20,027,887     $19,756,309
Cash...........................................             86              592              689              929             454
Dividends and/or interest receivable...........             28          235,746          428,106          127,967         122,953
Receivable for Portfolio shares sold...........        335,800        2,003,743          967,370          144,214         240,614
Unamortized organization and offering costs
  (Note 8).....................................         55,504           55,504           55,504           55,504          55,504
Receivable from investment advisor.............          3,463           20,373           16,529            4,806           4,581
Prepaid expenses and other assets..............             --               16               --               --              --
                                                   -----------      -----------     ------------     ------------     -----------
  Total Assets.................................     29,488,967      260,586,059      187,411,500       20,361,307      20,180,415
                                                   -----------      -----------     ------------     ------------     -----------
LIABILITIES:
Payable for Portfolio shares redeemed..........             --          222,613           15,692           12,146          44,866
Administration fee payable (Note 3)............         12,591           89,556           65,534            6,959           6,924
Shareholder servicing and distribution fees
  payable (Note 5).............................         17,315          122,370           81,606            7,788           6,704
Dividends payable..............................         11,334           25,595          113,052           18,085          59,828
Accrued legal and audit fees...................         13,199           32,357           28,700            8,215           7,529
Custodian fees payable (Note 3)................            148              200              160              167             206
Accrued transfer agent fees....................          3,220           19,353           12,124            1,418           1,296
Accrued Trustees' fees and expenses (Note 4)...            217            1,983            1,464              160             160
Accrued registration and filing fees...........          5,265           47,509           36,996            4,663           5,311
Accrued expenses and other payables............          2,587           23,648           17,450            1,905           1,909
                                                   -----------      -----------     ------------     ------------     -----------
  Total Liabilities............................         65,876          585,184          372,778           61,506         134,733
                                                   -----------      -----------     ------------     ------------     -----------
NET ASSETS.....................................    $29,423,091     $260,000,875     $187,038,722     $ 20,299,801     $20,045,682
                                                   ===========      ===========     ============     ============     ===========
(A) INVESTMENTS, AT COST (NOTE 2)..............     31,134,084      271,135,040      191,305,807       20,310,402      19,764,805
NET ASSETS CONSIST OF:
Distributions in excess of net investment
  income.......................................    $   (20,871)    $    (21,386)    $    (23,269)    $    (16,683)    $   (16,309)
Accumulated net realized gain on investments
  sold.........................................      1,150,455        5,335,712        3,379,664          347,712           9,096
Net unrealized depreciation of investments.....     (2,039,998)     (12,864,955)      (5,362,505)        (282,515)         (8,496)
Paid-in capital................................     30,333,505      267,551,504      189,044,832       20,251,287      20,061,391
                                                   -----------      -----------     ------------     ------------     -----------
  Total Net Assets.............................    $29,423,091     $260,000,875     $187,038,722     $ 20,299,801     $20,045,682
                                                   ===========      ===========     ============     ============     ===========
NET ASSETS:
Class A Shares.................................    $ 7,751,860     $131,276,774     $108,229,206     $ 13,875,334     $15,295,785
                                                   ===========      ===========     ============     ============     ===========
Class B Shares.................................    $21,671,231     $128,724,101     $ 78,809,516     $  6,424,467     $ 4,749,897
                                                   ===========      ===========     ============     ============     ===========
SHARES OUTSTANDING:
Class A Shares.................................        746,698       12,896,604       10,486,460        1,339,551       1,503,415
                                                   ===========      ===========     ============     ============     ===========
Class B Shares.................................      2,091,906       12,660,943        7,635,382          620,068         466,834
                                                   ===========      ===========     ============     ============     ===========
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding*........................    $     10.38     $      10.18     $      10.32     $      10.36     $     10.17
                                                   ===========      ===========     ============     ============     ===========
Maximum sales charge...........................          5.75%            5.50%            5.25%            4.50%           4.50%
Maximum offering price per share of beneficial
  interest outstanding.........................    $     11.01     $      10.77     $      10.89     $      10.85     $     10.65
                                                   ===========      ===========     ============     ============     ===========
CLASS B SHARES:
Net asset value and offering price per share of
  beneficial interest outstanding*.............    $     10.36     $      10.17     $      10.32     $      10.36     $     10.17
                                                   ===========      ===========     ============     ============     ===========

---------------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

              FOR THE PERIOD ENDED DECEMBER 31, 1996* (UNAUDITED)

                                                       CAPITAL
                                                       GROWTH          GROWTH         BALANCED          VALUE           INCOME
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                     -----------     -----------     -----------     ------------     -----------
INVESTMENT INCOME:
Dividends.........................................   $ 1,611,570     $12,903,792     $ 6,308,239     $    377,930     $   216,459
Interest..........................................         4,347          20,773          13,821            1,155             897
                                                         -------        --------      ----------      -----------      ----------
  Total Investment Income.........................     1,615,917      12,924,565       6,322,060          379,085         217,356
                                                         -------        --------      ----------      -----------      ----------
EXPENSES:
Investment advisory fee (Note 3)..................         6,241          54,435          40,744            4,470           4,476
Administration fee (Note 3).......................        20,804         181,451         135,814           14,901          14,921
Custodian fees (Note 3)...........................           588             574             570              543             548
Legal and audit fees..............................        16,126          70,428          57,292           11,681          11,231
Trustees' fees and expenses (Note 4)..............           433           2,483           1,932              206             179
Amortization of organization and offering costs
  (Note 8)........................................        17,658          17,658          17,658           17,658          17,658
Registration and filing fees......................         6,490          48,539          38,026            5,715           6,311
Shareholder reports expense.......................         3,317          32,140          23,850            2,745           2,800
Transfer agent fees...............................         7,878          31,424          20,950            5,114           4,944
Other.............................................            --             500             500               --              --
                                                         -------        --------      ----------      -----------      ----------
  Subtotal........................................        79,535         439,632         337,336           63,033          63,068
Shareholder servicing and distribution fees (Note
  5):
  Class A Shares..................................         2,809          45,455          38,919            4,930           5,732
  Class B Shares..................................        30,374         181,082         115,950           10,080           6,916
Fees waived and/or expenses absorbed by investment
  advisor and administrator (Note 3)..............       (50,435)       (170,687)       (134,357)         (40,164)        (39,367)
Fees reduced by credits allowed by the custodian
  (Note 3)........................................          (376)           (186)           (285)            (172)            (89)
                                                         -------        --------      ----------      -----------      ----------
    Total Expenses................................        61,907         495,296         357,563           37,707          36,260
                                                         -------        --------      ----------      -----------      ----------
NET INVESTMENT INCOME.............................     1,554,010      12,429,269       5,964,497          341,378         181,096
                                                         -------        --------      ----------      -----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS (Notes 2 and 6):
Net realized gain on investments during the
  period..........................................         1,561              --             507           20,472           9,102
Capital gain distributions received...............     1,150,455       5,335,712       3,379,816          327,611              --
Net change in unrealized depreciation of
  investments during the period ..................    (2,039,998)    (12,864,955)     (5,362,505)        (282,515)         (8,496)
                                                         -------        --------      ----------      -----------      ----------
Net Realized and Unrealized Gain/(Loss) on
  Investments.....................................      (887,982)     (7,529,243)     (1,982,182)          65,568             606
                                                         -------        --------      ----------      -----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................   $   666,028     $ 4,900,026     $ 3,982,315     $    406,946     $   181,702
                                                         =======        ========      ==========      ===========      ==========

---------------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                       SIERRA ASSET MANAGEMENT PORTFOLIOS

              FOR THE PERIOD ENDED DECEMBER 31, 1996* (UNAUDITED)

                                                    CAPITAL
                                                     GROWTH           GROWTH          BALANCED          VALUE           INCOME
                                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                  ------------     ------------     ------------     ------------     -----------
Net investment income............................ $  1,554,010     $ 12,429,269     $  5,964,497     $    341,378     $   181,096
Net realized gain on investments sold during the
  period.........................................        1,561               --              507           20,472           9,102
Capital gain distributions received..............    1,150,455        5,335,712        3,379,816          327,611              --
Net unrealized depreciation of investments during
  the period.....................................   (2,039,998)     (12,864,955)      (5,362,505)        (282,515)         (8,496)
                                                   -----------      -----------     ------------     ------------     -----------
Net increase in net assets resulting from
  operations.....................................      666,028        4,900,026        3,982,315          406,946         181,702
Distributions to shareholders from:
  Net investment income:
    Class A Shares...............................     (409,353)      (6,335,092)      (3,516,970)        (248,777)       (155,625)
    Class B Shares...............................   (1,165,528)      (6,115,563)      (2,470,796)        (109,284)        (41,780)
Distributions to shareholders from:
  Net realized gains:
    Class A Shares...............................         (406)              --             (389)            (256)             (5)
    Class B Shares...............................       (1,155)              --             (270)            (115)             (1)
Net increase in net assets from Portfolio share
  transactions:
    Class A Shares...............................    7,961,517      134,961,989      109,320,244       13,837,783      15,300,013
    Class B Shares...............................   22,351,988      132,569,515       79,704,588        6,393,504       4,741,378
                                                   -----------      -----------     ------------     ------------     -----------
Net increase in net assets.......................   29,403,091      259,980,875      187,018,722       20,279,801      20,025,682
NET ASSETS:
Beginning of period..............................       20,000           20,000           20,000           20,000          20,000
                                                   -----------      -----------     ------------     ------------     -----------
End of period.................................... $ 29,423,091     $260,000,875     $187,038,722     $ 20,299,801     $20,045,682
                                                   ===========      ===========     ============     ============     ===========
Distributions in excess of net investment income
  at end of period............................... $    (20,871)    $    (21,386)    $    (23,269)    $    (16,683)    $   (16,309)
                                                   ===========      ===========     ============     ============     ===========

---------------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

              FOR THE PERIOD ENDED DECEMBER 31, 1996* (UNAUDITED)

                                                     CAPITAL
                                                     GROWTH           GROWTH          BALANCED          VALUE           INCOME
                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   -----------     ------------     ------------     ------------     -----------
AMOUNT
  CLASS A:
    Sold........................................   $ 8,072,426     $132,056,914     $108,650,073     $ 14,614,213     $17,027,019
    Issued as reinvestment of dividends.........       406,975        6,297,875        3,427,399          229,920          69,344
    Redeemed....................................      (517,884)      (3,392,800)      (2,757,228)      (1,006,350)     (1,796,350)
                                                   -----------     ------------     ------------     ------------     -----------
    Net increase................................   $ 7,961,517     $134,961,989     $109,320,244     $ 13,837,783     $15,300,013
                                                   ===========     ============     ============     ============     ===========
  CLASS B:
    Sold........................................   $21,376,503     $128,397,459     $ 79,387,473     $  7,166,132     $ 4,913,027
    Issued as reinvestment of dividends.........     1,130,781        6,029,475        2,439,618          104,152          24,101
    Redeemed....................................      (155,296)      (1,857,419)      (2,122,503)        (876,780)       (195,750)
                                                   -----------     ------------     ------------     ------------     -----------
    Net increase................................   $22,351,988     $132,569,515     $ 79,704,588     $  6,393,504     $ 4,741,378
                                                   ===========     ============     ============     ============     ===========
SHARES
  CLASS A:
    Sold........................................       753,509       12,592,322       10,414,036        1,412,598       1,671,382
    Issued as reinvestment of dividends.........        39,283          622,406          331,606           22,122           6,786
    Redeemed....................................       (47,094)        (319,124)        (260,182)         (96,169)       (175,753)
                                                   -----------     ------------     ------------     ------------     -----------
    Net increase................................       745,698       12,895,604       10,485,460        1,338,551       1,502,415
                                                   ===========     ============     ============     ============     ===========
  CLASS B:
    Sold........................................     1,995,886       12,237,787        7,597,392          692,541         482,615
    Issued as reinvestment of dividends.........       109,360          598,688          236,178           10,029           2,359
    Redeemed....................................       (14,340)        (176,532)        (199,188)         (83,502)        (19,140)
                                                   -----------     ------------     ------------     ------------     -----------
    Net increase................................     2,090,906       12,659,943        7,634,382          619,068         465,834
                                                   ===========     ============     ============     ============     ===========

---------------------
* The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                            CAPITAL GROWTH PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                    CLASS A             CLASS B
                                                                                                    SHARES              SHARES
                                                                                                  -----------         -----------
                                                                                                    PERIOD              PERIOD
                                                                                                     ENDED               ENDED
                                                                                                   12/31/96*           12/31/96*
                                                                                                  (UNAUDITED)         (UNAUDITED)
                                                                                                  -----------         -----------
Net asset value, beginning of period............................................................    $ 10.00             $ 10.00
                                                                                                    -------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................................................................       0.64                0.59
Net realized and unrealized gain on investments.................................................       0.36#               0.38#
                                                                                                    -------             -------
Total from investment operations................................................................       1.00                0.97
LESS DISTRIBUTIONS:
Dividends from net investment income............................................................      (0.62)              (0.61)
Distributions from net realized capital gains...................................................      (0.00)+++           (0.00)+++
                                                                                                    -------             -------
Total distributions.............................................................................      (0.62)              (0.61)
                                                                                                    -------             -------
Net asset value, end of period..................................................................    $ 10.38             $ 10.36
                                                                                                    =======             =======
TOTAL RETURN+...................................................................................     10.00%               9.69%
                                                                                                    =======             =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................................................    $ 7,752             $21,671
Ratio of operating expenses to average net assets++.............................................      0.94%**             1.69%**
Ratio of net investment income to average net assets............................................     37.90%**            37.15%**
Portfolio turnover rate.........................................................................         0%                  0%
Ratio of operating expenses to average net assets without fees reduced by credits allowed by the
  custodian++...................................................................................      0.95%**             1.70%**
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or
  fees reduced by credits allowed by the custodian++............................................      2.16%**             2.91%**
Net investment income per share without fee waivers, expenses absorbed and/or fees reduced by
  credits allowed by the custodian..............................................................    $  0.62             $  0.57

---------------------

  * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
 ** Annualized.
  + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 ++ The Portfolio will indirectly bear its prorated share of expenses of the
    Underlying Funds.
+++ Amount represents less than $0.01.
  # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                GROWTH PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                    CLASS A             CLASS B
                                                                                                    SHARES              SHARES
                                                                                                  -----------         -----------
                                                                                                    PERIOD              PERIOD
                                                                                                     ENDED               ENDED
                                                                                                   12/31/96*           12/31/96*
                                                                                                  (UNAUDITED)         (UNAUDITED)
                                                                                                  -----------         -----------
Net asset value, beginning of period............................................................    $  10.00            $  10.00
                                                                                                    --------            --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................................................................        0.54                0.52
Net realized and unrealized gain on investments.................................................        0.18#               0.17#
                                                                                                    --------            --------
Total from investment operations................................................................        0.72                0.69
LESS DISTRIBUTIONS:
Dividends from net investment income............................................................       (0.54)              (0.52)
                                                                                                    --------            --------
Total distributions.............................................................................       (0.54)              (0.52)
                                                                                                    --------            --------
Net asset value, end of period..................................................................    $  10.18            $  10.17
                                                                                                    ========            ========
TOTAL RETURN+...................................................................................       7.23%               6.96%
                                                                                                    ========            ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................................................    $131,277            $128,724
Ratio of operating expenses to average net assets++.............................................       0.99%**             1.74%**
Ratio of net investment income to average net assets............................................      34.62%**            33.87%**
Portfolio turnover rate.........................................................................          0%                  0%
Ratio of operating expenses to average net assets without fees reduced by credits allowed by the
  custodian++...................................................................................       0.99%**             1.74%**
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or
  fees reduced by credits allowed by the custodian++............................................       1.46%**             2.21%**
Net investment income per share without fee waivers, expenses absorbed and/or fees reduced by
  credits allowed by the custodian..............................................................    $   0.53            $   0.51

---------------------

   * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
  ** Annualized.
   + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                               BALANCED PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                    CLASS A             CLASS B
                                                                                                    SHARES              SHARES
                                                                                                  -----------         -----------
                                                                                                    PERIOD              PERIOD
                                                                                                     ENDED               ENDED
                                                                                                   12/31/96*           12/31/96*
                                                                                                  (UNAUDITED)         (UNAUDITED)
                                                                                                  -----------         -----------
Net asset value, beginning of period............................................................   $   10.00            $ 10.00
                                                                                                    --------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................................................................        0.41               0.38
Net realized and unrealized gain on investments.................................................        0.32#              0.32#
                                                                                                    --------            -------
Total from investment operations................................................................        0.73               0.70
LESS DISTRIBUTIONS:
Dividends from net investment income............................................................       (0.41)             (0.38)
Distributions from net realized capital gains...................................................       (0.00)+++          (0.00)+++
                                                                                                    --------            -------
Total distributions.............................................................................       (0.41)             (0.38)
                                                                                                    --------            -------
Net asset value, end of period..................................................................   $   10.32            $ 10.32
                                                                                                    ========            =======
TOTAL RETURN+...................................................................................        7.37%              7.02%
                                                                                                    ========            =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................................................   $ 108,229            $78,810
Ratio of operating expenses to average net assets++.............................................        1.00%**            1.75%**
Ratio of net investment income to average net assets............................................       22.28%**           21.53%**
Portfolio turnover rate.........................................................................           0%                 0%
Ratio of operating expenses to average net assets without fees reduced by credits allowed by the
  custodian++...................................................................................        1.00%**            1.75%**
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or
  fees reduced by credits allowed by the custodian++............................................        1.49%**            2.24%**
Net investment income per share without fee waivers, expenses absorbed and/or fees reduced by
  credits allowed by the custodian..............................................................   $    0.40            $  0.37

---------------------
   * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
  ** Annualized.
   + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ The Portfolio will indirectly bear its prorated share of expenses of the
     Underlying Funds.
 +++ Amount represents less than $0.01.
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                VALUE PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                    CLASS A             CLASS B
                                                                                                    SHARES              SHARES
                                                                                                  -----------         -----------
                                                                                                    PERIOD              PERIOD
                                                                                                     ENDED               ENDED
                                                                                                   12/31/96*           12/31/96*
                                                                                                  (UNAUDITED)         (UNAUDITED)
                                                                                                  -----------         -----------
Net asset value, beginning of period............................................................    $ 10.00             $ 10.00
                                                                                                    -------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................................................................       0.32                0.29
Net realized and unrealized gain on investments.................................................       0.36#               0.36#
                                                                                                    -------             -------
Total from investment operations................................................................       0.68                0.65
LESS DISTRIBUTIONS:
Dividends from net investment income............................................................      (0.32)              (0.29)
Distributions from net realized capital gains...................................................      (0.00)+++           (0.00)+++
                                                                                                    -------             -------
Total distributions.............................................................................      (0.32)              (0.29)
                                                                                                    -------             -------
Net asset value, end of period..................................................................    $ 10.36             $ 10.36
                                                                                                    =======             =======
TOTAL RETURN+...................................................................................      6.90%               6.55%
                                                                                                    =======             =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................................................    $13,875             $ 6,424
Ratio of operating expenses to average net assets++.............................................      1.01%**             1.76%**
Ratio of net investment income to average net assets............................................     11.71%**            10.96%**
Portfolio turnover rate.........................................................................        14%                 14%
Ratio of operating expenses to average net assets without fees reduced by credits allowed by the
  custodian++...................................................................................      1.02%**             1.77%**
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or
  fees reduced by credits allowed by the custodian++............................................      2.37%**             3.12%**
Net investment income per share without fee waivers, expenses absorbed and/or fees reduced by
  credits allowed by the custodian..............................................................    $  0.28             $  0.25

---------------------

   * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
  ** Annualized.
   + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
 +++ Amount represents less than $0.01.
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                INCOME PORTFOLIO

            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                                    CLASS A             CLASS B
                                                                                                    SHARES              SHARES
                                                                                                  -----------         -----------
                                                                                                    PERIOD              PERIOD
                                                                                                     ENDED               ENDED
                                                                                                   12/31/96*           12/31/96*
                                                                                                  (UNAUDITED)         (UNAUDITED)
                                                                                                  -----------         -----------
Net asset value, beginning of period............................................................    $ 10.00             $ 10.00
                                                                                                    -------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................................................................       0.27                0.24
Net realized and unrealized gain on investments.................................................       0.17#               0.17#
                                                                                                    -------              ------
Total from investment operations................................................................       0.44                0.41
LESS DISTRIBUTIONS:
Dividends from net investment income............................................................      (0.27)              (0.24)
Distributions from net realized capital gains...................................................      (0.00)+++           (0.00)+++
                                                                                                    -------              ------
Total distributions.............................................................................      (0.27)              (0.24)
                                                                                                    -------              ------
Net asset value, end of period..................................................................    $ 10.17             $ 10.17
                                                                                                    =======              ======
TOTAL RETURN+...................................................................................      4.62%               4.28%
                                                                                                    =======              ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............................................................    $15,296             $ 4,750
Ratio of operating expenses to average net assets++.............................................      1.04%**             1.79%**
Ratio of net investment income to average net assets............................................      6.24%**             5.49%**
Portfolio turnover rate.........................................................................        12%                 12%
Ratio of operating expenses to average net assets without fees reduced by credits allowed by the
  custodian++...................................................................................      1.04%**             1.79%**
Ratio of operating expenses to average net assets without fee waivers, expenses absorbed and/or
  fees reduced by credits allowed by the custodian++............................................      2.36%**             3.11%**
Net investment income per share without fee waivers, expenses absorbed and/or fees reduced by
  credits allowed by the custodian..............................................................    $  0.21             $  0.18

---------------------

   * The Portfolio's Class A Shares and Class B Shares commenced operations on July 25, 1996.
  ** Annualized.
   + Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
  ++ The Portfolio will indirectly bear its prorated share of expenses of the
     Underlying Funds.
 +++ Amount represents less than $0.01.
   # The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio shares.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
                            CAPITAL GROWTH PORTFOLIO

                         DECEMBER 31, 1996 (UNAUDITED)

                                                         VALUE
  SHARES                                                (NOTE 2)
-----------                                           ------------
INVESTMENT COMPANY SECURITIES -- 98.2%
    331,900   Emerging Growth Fund.................   $  5,891,224
    720,599   Growth and Income Fund...............      9,828,965
    490,424   Growth Fund..........................      6,939,500
    596,587   International Growth Fund............      6,222,397
                                                       -----------
              Total Investment Company Securities
                (Cost $30,922,084).................     28,882,086
                                                       -----------

 PRINCIPAL                                               VALUE
  AMOUNT                                                (NOTE 2)
-----------                                           ------------
REPURCHASE AGREEMENT -- 0.7% (Cost $212,000)
   $212,000   Agreement with Boston Safe Deposit &
                Trust Company, 4.750% dated
                12/31/1996, to be repurchased at
                $212,056 on 01/02/1997
                collateralized by $225,000 Student
                Loan Marketing Association, 5.430%
                due 02/08/1999.....................   $    212,000
                                                       -----------
TOTAL INVESTMENTS (COST $31,134,084*).....    98.9%     29,094,086
OTHER ASSETS AND LIABILITIES (NET)........     1.1         329,005
                                             -----    ------------
NET ASSETS................................   100.0%   $ 29,423,091
                                             =====    ============

---------------------

* Aggregate cost for federal tax purposes.

                                GROWTH PORTFOLIO

                         DECEMBER 31, 1996 (UNAUDITED)

                                                         VALUE
  SHARES                                                (NOTE 2)
-----------                                           ------------
INVESTMENT COMPANY SECURITIES -- 98.9%
  3,611,937   Emerging Growth Fund.................   $ 64,111,879
 27,300,743   Global Money Fund....................     27,300,743
  1,759,491   Growth and Income Fund...............     23,999,451
  4,261,025   Growth Fund..........................     60,293,505
  5,215,324   International Growth Fund............     54,395,826
  2,843,645   U.S. Government Fund.................     27,213,681
                                                       -----------
              Total Investment Company Securities
                (Cost $270,180,040)................    257,315,085
                                                       -----------

 PRINCIPAL                                               VALUE
  AMOUNT                                                (NOTE 2)
-----------                                           ------------
REPURCHASE AGREEMENT -- 0.4% (Cost $955,000)
   $955,000   Agreement with Boston Safe Deposit &
                Trust Company, 4.750% dated
                12/31/1996, to be repurchased at
                $955,252 on 01/02/1997
                collateralized by $1,005,000
                Student Loan Marketing Association,
                5.430% due 02/08/1999..............   $    955,000
                                                       -----------
TOTAL INVESTMENTS (COST $271,135,040*)....    99.3%    258,270,085
OTHER ASSETS AND LIABILITIES (NET)........     0.7       1,730,790
                                             -----    ------------
NET ASSETS................................   100.0%   $260,000,875
                                             =====    ============

---------------------

* Aggregate cost for federal tax purposes.

                               BALANCED PORTFOLIO

                         DECEMBER 31, 1996 (UNAUDITED)

                                                         VALUE
  SHARES                                                (NOTE 2)
-----------                                           ------------
INVESTMENT COMPANY SECURITIES -- 99.0%
  1,847,142   Corporate Income Fund................   $ 19,210,279
    505,527   Emerging Growth Fund.................      8,973,108
 19,314,933   Global Money Fund....................     19,314,933
  1,878,301   Growth and Income Fund...............     25,620,021
  1,801,423   Growth Fund..........................     25,490,140
  3,687,150   International Growth Fund............     38,456,979
  5,030,078   U.S. Government Fund.................     48,137,842
                                                       -----------
              Total Investment Company Securities
                (Cost $190,565,807)................    185,203,302
                                                       -----------

 PRINCIPAL                                               VALUE
  AMOUNT                                                (NOTE 2)
-----------                                           ------------
REPURCHASE AGREEMENT -- 0.4% (Cost $740,000)
   $740,000   Agreement with Boston Safe Deposit &
                Trust Company, 4.750% dated
                12/31/1996, to be repurchased at
                $740,195 on 01/02/1997,
                collateralized by $780,000 Student
                Loan Marketing Association, 5.430%
                due 02/08/1999.....................   $    740,000
                                                       -----------
TOTAL INVESTMENTS (COST $191,305,807*)....    99.4%    185,943,302
OTHER ASSETS AND LIABILITIES (NET)........     0.6       1,095,420
                                             -----    ------------
NET ASSETS................................   100.0%   $187,038,722
                                             =====    ============

---------------------

* Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)

                                VALUE PORTFOLIO

                         DECEMBER 31, 1996 (UNAUDITED)

                                                         VALUE
  SHARES                                                (NOTE 2)
-----------                                           ------------
INVESTMENT COMPANY SECURITIES -- 97.7%
    291,569   Corporate Income Fund................   $  3,032,312
  1,017,149   Global Money Fund....................      1,017,149
    264,222   Growth and Income Fund...............      3,603,990
  1,305,733   Short Term Global Government Fund....      3,029,301
    877,281   Short Term High Quality Bond Fund....      2,044,064
    741,700   U.S. Government Fund.................      7,098,071
                                                       -----------
              Total Investment Company Securities
                (Cost $20,107,402).................     19,824,887
                                                       -----------

 PRINCIPAL                                               VALUE
  AMOUNT                                                (NOTE 2)
-----------                                           ------------
REPURCHASE AGREEMENT -- 1.0% (Cost $203,000)
   $203,000   Agreement with Boston Safe Deposit &
                Trust Company, 4.750% dated
                12/31/1996, to be repurchased at
                $203,054 on 01/02/1997,
                collateralized by $215,000 Student
                Loan Marketing Association, 5.430%
                due 02/08/1999.....................   $    203,000
                                                       -----------
TOTAL INVESTMENTS (COST $20,310,402*).....    98.7%     20,027,887
OTHER ASSETS AND LIABILITIES (NET)........     1.3         271,914
                                             -----    ------------
NET ASSETS................................   100.0%   $ 20,299,801
                                             =====    ============

---------------------

* Aggregate cost for federal tax purposes.

                                INCOME PORTFOLIO

                         DECEMBER 31, 1996 (UNAUDITED)

                                                         VALUE
  SHARES                                                (NOTE 2)
-----------                                           ------------
INVESTMENT COMPANY SECURITIES -- 97.7%
    534,070   Corporate Income Fund................   $  5,554,328
    921,995   Global Money Fund....................        921,995
    410,432   Short Term Global Government Fund....        952,203
  2,411,566   Short Term High Quality Bond Fund....      5,618,948
    682,428   U.S. Government Fund.................      6,530,835
                                                       -----------
              Total Investment Company Securities
                (Cost $19,586,805).................     19,578,309
                                                       -----------

 PRINCIPAL                                               VALUE
  AMOUNT                                                (NOTE 2)
-----------                                           ------------
REPURCHASE AGREEMENT -- 0.9% (Cost $178,000)
   $178,000   Agreement with Boston Safe Deposit &
                Trust Company, 4.750% dated
                12/31/1996, to be repurchased at
                $178,047 on 01/02/1997,
                collateralized by $190,000 Student
                Loan Marketing Association, 5.430%
                due 02/08/1999.....................   $    178,000
                                                       -----------
TOTAL INVESTMENTS (COST $19,764,805*).....    98.6%     19,756,309
OTHER ASSETS AND LIABILITIES (NET)........     1.4         289,373
                                             -----    ------------
NET ASSETS................................   100.0%   $ 20,045,682
                                             =====    ============

---------------------

* Aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

1.  ORGANIZATION AND BUSINESS

Sierra Asset Management Portfolios (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 26, 1996 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust was established in order to offer a range of asset allocation strategies to accommodate different investment philosophies and goals. The Trust offers five portfolios; the Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios offers two classes of shares; Class A Shares and Class B Shares. Class A Shares are subject to an initial sales charge at the time of purchase. Certain Class A Shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within one or two years from the date of purchase, depending on the circumstances. Class B Shares are subject to a CDSC if redeemed within six years from the date of purchase.

Each Portfolio of the Trust invests, within certain percentage ranges, in Class I Shares of the Sierra Trust Funds' Global Money and U.S. Government Money Funds (the "Money Funds"); Short Term High Quality Bond, Short Term Global Government, U.S. Government and Corporate Income Funds (the "Bond Funds"); and Growth and Income, Growth, Emerging Growth and International Growth Funds (the "Equity Funds") (collectively, the "Underlying Funds"). In order to achieve its investment objective, each Portfolio typically allocates its assets, within determined percentage ranges, among certain of the Underlying Funds. The percentages reflect the extent to which each Portfolio will invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolios' investments in those market segments and their corresponding Underlying Funds. Sierra Investment Services Corporation ("Sierra Services") may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Sierra Services' outlook for the economy and the financial markets and the relative market valuations of the Underlying Funds. In addition, generally in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at the price of each Class I Share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on the valuation date. A security that is primarily traded on a U.S. exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities that are not traded through the NASDAQ National Market System are valued on the basis of the bid price at the close of business on each day. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short term investments that mature in 60 days or less are valued at amortized cost when the Board of Trustees determines that this constitutes fair value. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be issued if the market makes a limited move with respect to the security or index underlying the futures contract. In such event, the futures contract will be valued at a fair market value to be determined by or under the direction of the Board of Trustees of the Trust.

REPURCHASE AGREEMENTS:

Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio through its custodian takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Sierra Services, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

FUTURES CONTRACTS:

Each Portfolio may engage in futures transactions. The Portfolios may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains and losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTIONS ON FUTURES CONTRACTS:

Each Portfolio may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities.

Writing puts and buying calls tends to increase the Portfolios' exposure to the underlying instrument. Buying puts and writing calls tends to decrease the Portfolios' exposure to the underlying instruments or to hedge other Portfolio investments.

Upon the purchase of a put option or a call option by the Portfolios, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolios enter into a closing sale transaction, the Portfolios will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying futures contract and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

When the Portfolios write a call option or a put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying futures contracts, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolios realize a gain or loss from the sale of the underlying futures contracts and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolios purchased upon exercise.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Portfolio involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Assets and Liabilities. The risk in writing a covered call option is that the Portfolios may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that the Portfolios may incur a loss if the market price of the underlying futures contracts decreases and the option is exercised.

Certain risks are associated with the use of options on futures as hedging devices. The predominant risk is that the movement in the price of the instrument underlying such options may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render the Portfolios' strategy unsuccessful and could result in a loss to the Portfolios. In addition, there is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the Portfolio's classes of shares based upon the relative average net assets of each class of shares.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Growth Portfolio will be declared and paid quarterly and from the Capital Growth Portfolio will be declared and paid semi-annually. Dividends from net investment income of the Income Portfolio, Value Portfolio and Balanced Portfolio will be declared daily and paid monthly. Distributions of any net long-term capital gains earned by a Portfolio will be distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio, timing differences and differing characterization of distributions made by each Portfolio as a whole.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Trust are allocated to all the Portfolios based upon relative net assets of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3. INVESTMENT ADVISORY, ADMINISTRATION FEES AND OTHER TRANSACTIONS

Sierra Services serves as investment advisor to the Trust. Sierra Services provides its proprietary asset allocation services to the Portfolio, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, Sierra Services is entitled to a monthly fee, at an annual rate of 0.15% of each Portfolio's average daily net assets.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

Sierra Services is a wholly-owned subsidiary of Sierra Capital Management Corporation ("SCMC"), which is a wholly-owned subsidiary of Great Western Financial Corporation ("GWFC"), a publically held corporation.

Fees voluntarily waived and expenses absorbed by Sierra Services for the period ended December 31, 1996 are as follows:

                                   NAME OF FUND                                     FEES WAIVED   EXPENSES ABSORBED
----------------------------------------------------------------------------------  -----------   -----------------
Capital Growth Portfolio..........................................................    $ 6,241          $41,371
Growth Portfolio..................................................................     54,435           98,600
Balanced Portfolio................................................................     40,744           82,121
Value Portfolio...................................................................      4,470           34,312
Income Portfolio..................................................................      4,476           33,579

Sierra Fund Administration Corporation ("Sierra Administration"), an indirect wholly-owned subsidiary of GWFC and under common control with Sierra Services, serves as administrator to the Trust. For its services as administrator, Sierra Administration is entitled to a monthly fee at an annual rate of 0.50% of each Portfolio's average daily net assets. First Data Investor Services Group, Inc. ("FDISG"), a subsidiary of First Data Corporation, serves as sub-administrator and transfer agent of the Trust. Sierra Administration pays FDISG for its services as a sub-administrator while the Trust pays FDISG for its services as transfer agent, including certain out-of-pocket expenses.

Fees voluntarily waived by Sierra Administration for the period ended December 31, 1996 are as follows:

                                          NAME OF FUND                                      FEES WAIVED
        ---------------------------------------------------------------------------------   -----------
        Capital Growth Portfolio.........................................................    $   2,823
        Growth Portfolio.................................................................       17,652
        Balanced Portfolio...............................................................       11,492
        Value Portfolio..................................................................        1,382
        Income Portfolio.................................................................        1,312

The Trust pays Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly-owned subsidiary of Mellon Bank Corporation, certain custodial transaction charges for its services as the Trust's custodian.

Custodian fees for certain Portfolios have been reduced by credits allowed by Boston Safe for the period ended December 31, 1996 as follows:

                                                                                          CREDITS ALLOWED
                                                                                              BY THE
                                         NAME OF FUND                                        CUSTODIAN
        -------------------------------------------------------------------------------   ---------------
        Capital Growth Portfolio.......................................................        $ 376
        Growth Portfolio...............................................................          186
        Balanced Portfolio.............................................................          285
        Value Portfolio................................................................          172
        Income Portfolio...............................................................           89

For the period ended December 31, 1996, Great Western Financial Securities Corporation ("GW Securities"), a registered broker-dealer, and Sierra Services have informed the Portfolios that they received $306,814 and $85,373 respectively, representing commissions (front-end sales charges). In addition, for the period ended December 31, 1996, Sierra Services and Funds Distributor Inc. informed the Portfolios that they received $43,376 from CDSCs.

4.  TRUSTEES' FEES

No director, officer or employee of Sierra Services, a registered investment adviser and broker-dealer, Sierra Administration or FDISG, or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Sierra Services, Sierra Administration or FDISG, or any of their affiliates $250 per board meeting attended and $200 per audit and/or nominating committee meeting attended and reimbursement for travel and out-of-pocket expenses.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

5.  DISTRIBUTION PLANS

Sierra Services serves as distributor of the Class A Shares and Class B Shares of the Portfolios and is also the distributor of the shares of the Underlying Funds. Each of the Portfolios has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one for the Class A Shares ("Class A Plan") and one for the Class B Shares ("Class B Plan"). Under the Class A Plan, Sierra Services is to be paid an annual distribution fee of up to 0.25% of the average daily net assets of the Class A Shares of each Portfolio for activities primarily intended to result in the sale of Class A Shares of the Portfolios. Under the Class B Plan, Sierra Services is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B Shares of each Portfolio for activities primarily intended to result in the sale of Class B Shares of the Portfolios. In addition, under the Class B Plan, Class B Shares are also subject to a shareholder service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. The shareholder service fee is paid by the Portfolios to Sierra Services.

For the period ended December 31, 1996, the Funds incurred the following fees pursuant to the respective distribution plans described above:

                                                                       CLASS A                  CLASS B
                                                                     ------------      --------------------------
                                                                     DISTRIBUTION      DISTRIBUTION      SERVICE
                               NAME OF FUND                              FEES              FEE             FEE
        ----------------------------------------------------------   ------------      ------------      --------
        Capital Growth Portfolio..................................     $  2,809         $   22,780       $  7,594
        Growth Portfolio..........................................       45,455            135,812         45,270
        Balanced Portfolio........................................       38,919             86,962         28,988
        Value Portfolio...........................................        4,930              7,560          2,520
        Income Portfolio..........................................        5,732              5,187          1,729

6.  PURCHASES AND SALES

The aggregate cost of purchases and proceeds from sales, excluding short-term investments, for the period ended December 31, 1996 were as follows:

                                   NAME OF FUND                               PURCHASES          SALES
        ------------------------------------------------------------------   ------------      ---------
        Capital Growth Portfolio..........................................   $ 30,948,609      $  28,086
        Growth Portfolio..................................................    270,180,040             --
        Balanced Portfolio................................................    190,597,046         31,746
        Value Portfolio...................................................     20,846,887        759,957
        Income Portfolio..................................................     20,248,982        671,279

At December 31, 1996, aggregate gross unrealized appreciation for all Underlying Funds in which there is an excess of value over tax cost was as follows:

                                                                                TAX BASIS         TAX BASIS
                                                                                UNREALIZED        UNREALIZED
                                   NAME OF FUND                                APPRECIATION      DEPRECIATION
        -------------------------------------------------------------------   --------------    --------------
        Capital Growth Portfolio...........................................      $  9,614        $   2,049,612
        Growth Portfolio...................................................       448,096           13,313,051
        Balanced Portfolio.................................................       287,153            5,649,658
        Value Portfolio....................................................            10              282,525
        Income Portfolio...................................................         3,430               11,926

7.  SHARES OF BENEFICIAL INTEREST

The Company may issue an unlimited number of shares of beneficial interest each without par value.

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

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) (CONTINUED)

                       SIERRA ASSET MANAGEMENT PORTFOLIOS

8.  ORGANIZATION AND OFFERING COSTS

Costs incurred in connection with the organization of the Portfolios are being amortized on a straight-line basis over a period of five years from commencement of operations of each Portfolio, respectively. Costs incurred in connection with the initial offering of the Portfolios are being expensed over a one year period from commencement of operations of each Portfolio. In the event any of the initial shares of a Portfolio are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Portfolio outstanding at the time of such redemption.

9. RISK FACTORS OF THE PORTFOLIOS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the SEC. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until Sierra Services determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may: invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

The Capital Growth Portfolio can invest as much as 50% of its total asset in the Sierra Trust Funds Growth Fund and as much as 50% of its total assets in the Sierra Trust Funds Emerging Growth Fund, each of which Underlying Funds may invest as much as 35% of its total assets in lower-rated bonds. Securities rated below investment grade generally involve greater price volatility and risk of principal and income and may be less liquid than higher rated securities.

Certain Portfolios invest as much as 50% of their total assets in the Sierra Trust Funds' Growth or Emerging Growth Funds, each of which may invest up to 25% of its total assets in foreign equity securities and as much as 5% of its total assets in securities in developing or emerging markets countries. Certain Portfolios invest as much as 50% of their total assets in the Sierra Trust Funds International Growth Fund, which invests primarily in the foreign equity securities, and may invest as much as 30% of its total assets in securities in developing or emerging market countries. These investments will subject such Portfolios to risks associated with investing in foreign securities including those resulting from future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

The officers and trustees of the Trust also serve as officers and trustees of the Underlying Funds. In addition, Sierra Services, the investment advisor and distributor of each Portfolio, and Sierra Investment Advisors Corporation ("Sierra Advisors"), an indirect wholly-owned subsidiary of GWFC, the investment advisor of the Underlying Funds, are both wholly-owned subsidiaries of SCMC. Also, Sierra Services is the distributor of the shares of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by Sierra Services. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. Sierra Advisors, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds; Sierra Services, representing the interest of the shareholders of the Portfolios, is also committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. Sierra Advisors and Sierra Services will nevertheless face conflicts in fulfilling their respective responsibilities because they are affiliates and employ some of the same investment professionals.

                                       34